                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                   INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    VARI-EXCEPTIONAL LIFE PLUS

                        This Prospectus provides important information about
                        Vari-Exceptional Life Plus, an individual flexible
                        premium variable life insurance policy issued by
                        Allmerica Financial Life Insurance and Annuity
                        Company to eligible applicants who are members of a
                        non- qualified benefit plan having five or more
                        members who are age 80 years old and under. The
                        policies are funded through the VEL Account, a
                        separate investment account of the Company that is
   PLEASE READ THIS     referred to as the Variable Account.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

    VARIABLE LIFE       The Variable Account is subdivided into Sub-Accounts.
   POLICIES INVOLVE Each Sub-Account invests exclusively in shares of one RISKS INCLUDING of the following Funds of Allmerica Investment Trust,
   POSSIBLE LOSS OF     Variable Insurance Products Fund, Variable Insurance
      PRINCIPAL.        Products Fund II, T. Rowe Price International Series,
                        Inc., and Delaware Group Premium Fund, Inc.:

                        ALLMERICA INVESTMENT TRUST                           VARIABLE INSURANCE PRODUCTS FUND
                        --------------------------------------------------   --------------------------------------------------
 THIS PROSPECTUS MUST   Select Aggressive Growth Fund                        Fidelity VIP Overseas Portfolio
  BE ACCOMPANIED BY     Select Capital Appreciation Fund                     Fidelity VIP Equity-Income Portfolio
 PROSPECTUSES OF THE    Select Value Opportunity Fund                        Fidelity VIP Growth Portfolio
        FUNDS.          Select Emerging Markets Fund                         Fidelity VIP High Income Portfolio
                        Select International Equity Fund
                        Select Growth Fund                                   VARIABLE INSURANCE PRODUCTS FUND II
                        Select Strategic Growth Fund                         --------------------------------
                        Growth Fund                                          Fidelity VIP II Asset Manager Portfolio
                        Equity Index Fund                                    Fidelity VIP II Index 500 Portfolio
                        Select Growth and Income Fund
                        Investment Grade Income Fund                         DELAWARE GROUP PREMIUM FUND, INC.
                        Government Bond Fund                                 --------------------------------
                        Money Market Fund                                    DGPF International Equity Series
                                                                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                                             ----------------------------------
                                                                             T. Rowe Price International Stock Portfolio

  THIS LIFE POLICY IS     Within limits, you may choose the amount of
        NOT:              initial premium desired and the initial Sum
 - A BANK DEPOSIT OR      Insured. You have the flexibility to vary the
   OBLIGATION;            frequency and amount of premium payments, subject
 - FEDERALLY INSURED;     to certain restrictions and conditions. You may
 - ENDORSED BY ANY        withdraw a portion of the Policy's surrender
   BANK OR                value, or the Policy may be fully surrendered at
   GOVERNMENTAL           any time, subject to certain limitations.
   AGENCY.                In certain circumstances, a Policy may be
                          considered a modified endowment contract. Under the Internal Revenue Code (the "Code"), any policy loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See FEDERAL TAX CONSIDERATIONS
                          -- "Modified Endowment Contracts."
                          This Prospectus can also be obtained from the Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
                          INSURANCE WITH THE POLICY.
                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                          APPROVED OR DISAPPROVED THESE SECURITIES OR
                          DETERMINED THAT THE INFORMATION IS TRUTHFUL OR
                          COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                          CRIMINAL OFFENSE.

                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8014                                (508) 855-1000

                               TABLE OF CONTENTS

SPECIAL TERMS.........................................................................          4
SUMMARY...............................................................................          7
DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT AND THE UNDERLYING FUNDS..................         17
INVESTMENT OBJECTIVES AND POLICIES....................................................         19
INVESTMENT ADVISORY SERVICES..........................................................         21
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         24
VOTING RIGHTS.........................................................................         25
THE POLICY............................................................................         25
  Applying for a Policy...............................................................         25
  Free-Look Period....................................................................         26
  Conversion Privileges...............................................................         26
  Premium Payments....................................................................         27
  Paid-up Insurance Option............................................................         27
  Allocation of Net Premiums..........................................................         28
  Transfer Privilege..................................................................         29
  Death Proceeds......................................................................         30
  Guideline Premium Test and Cash Value Accumulation Test.............................         30
  Election of Sum Insured Options.....................................................         31
  Change in Sum Insured Option........................................................         33
  Change in Face Amount...............................................................         34
  Policy Value and Surrender Value....................................................         35
  Payment Options.....................................................................         36
  Optional Insurance Benefits.........................................................         37
  Surrender...........................................................................         37
  Partial Withdrawal..................................................................         37
CHARGES AND DEDUCTIONS................................................................         37
  State Premium Tax...................................................................         38
  Monthly Deduction from Policy Value.................................................         38
  Charges Against Assets of the VEL Account...........................................         40
  Surrender Charge....................................................................         41
  Charges on Partial Withdrawal.......................................................         42
  Transfer Charges....................................................................         43
  Charge for Increase in Face Amount..................................................         43
  Other Administrative Charges........................................................         43
POLICY LOANS..........................................................................         44
  Loan Interest.......................................................................         44
  Repayment of Loans..................................................................         44
  Effect of Policy Loans..............................................................         45
POLICY TERMINATION AND REINSTATEMENT..................................................         45
  Termination.........................................................................         45
  Reinstatement.......................................................................         46
OTHER POLICY PROVISIONS...............................................................         46
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         48
DISTRIBUTION..........................................................................         49
SERVICES..............................................................................         49
REPORTS...............................................................................         50
LEGAL PROCEEDINGS.....................................................................         50
FURTHER INFORMATION...................................................................         50
INDEPENDENT ACCOUNTANTS...............................................................         50

FEDERAL TAX CONSIDERATIONS............................................................         50
  The Company and the VEL Account.....................................................         51
  Taxation of the Policies............................................................         51
  Policy Loans........................................................................         52
  Modified Endowment Contracts........................................................         52
MORE INFORMATION ABOUT THE GENERAL ACCOUNT............................................         52
  General Description.................................................................         53
  General Account Value...............................................................         53
  The Policy..........................................................................         53
  Transfers, Surrenders, Partial Withdrawals and Policy Loans.........................         53
YEAR 2000 DISCLOSURE..................................................................         54
FINANCIAL STATEMENTS..................................................................         55
APPENDIX A -- OPTIONAL BENEFITS.......................................................        A-1
APPENDIX B -- PAYMENT OPTIONS.........................................................        B-1
APPENDIX C -- ILLUSTRATIONS...........................................................        C-1
APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Policy anniversary.

ACCUMULATION UNIT: A measure of your interest in a Sub-Account.

BENEFICIARY: The person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: The date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option, less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy.

DEBT: All unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: The Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: The minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by Age. It is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

INSURANCE AMOUNT AT RISK: The Sum Insured less the Policy Value.

LOAN VALUE: The maximum amount that may be borrowed under the Policy.

MONTHLY PAYMENT DATE: The date on which the Monthly Deduction is deducted from Policy Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

NET PREMIUM: An amount equal to the premium less a premium tax charge.

POLICY CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: The total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: The person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: The risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust ("Trust"), a corresponding Portfolio of the Variable Insurance Products Fund ("Fidelity VIP") or the Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"), or the Series of Delaware Group Premium Fund, Inc. ("DGPF").

SUM INSURED: The amount payable upon the death of the Insured before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid monthly deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but will always be at least equal to the Face Amount.

SURRENDER VALUE: The amount payable upon a full surrender of the Policy. It is the Policy Value, less any Debt and any surrender charges.

UNDERLYING FUNDS (FUNDS): The Funds of the Allmerica Investment Trust ("Trust"), the Portfolios of the Variable Insurance Products Fund ("Fidelity VIP") and Variable Insurance Products Fund II ("Fidelity VIP II"), the Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price") and the Series of the Delaware Group Premium Fund, Inc. ("DGPF") available under the Policies.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

VEL ACCOUNT: A Separate Account of the Company to which the Policyowner may make Net Premium allocations.

WRITTEN REQUEST: A request by the Policyowner in writing, satisfactory to the Company.

YOU OR YOUR: The Policyowner, as shown in the application or the latest change filed with the Company.

                                    SUMMARY

The following is a summary of the individual flexible premium variable life insurance policy sold by Allmerica Financial Life Insurance and Annuity Company ("Company"). It highlights key points from the Prospectus which follows. If you are considering the purchase of this product, you should read the Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy together with its attached application constitutes the entire agreement between the Company and You.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will remain in effect so long as the Policy Value less any outstanding Debt is sufficient to pay certain monthly charges imposed in connection with the Policy. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments.

If the Policy is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the Beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Sum Insured, less any Debt, partial withdrawals, and any due and unpaid charges. If the Guideline Premium Test is in effect (See "Election of Sum Insured Options"), you may choose either Sum Insured Option 1 (the Sum Insured is fixed in amount) or Sum Insured Option 2 (the Sum Insured includes the Policy Value in addition to a fixed insurance amount), and may change between Sum Insured Option 1 and Option 2, subject to certain conditions. If the Cash Value Accumulation Test is in effect, Sum Insured Option 3 (the Sum Insured is fixed in amount) will apply. A Minimum Sum Insured, equivalent to a percentage of the Policy Value, will apply if greater than the Sum Insured otherwise payable under Option 1, Option 2 or Option 3.

The purpose of the Policy is to provide insurance protection for the Beneficiary named therein. This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. No claim is made that the Policy is in any way similar or comparable to a systematic investment plan of a mutual fund. The Policy, together with its attached application, constitutes the entire agreement between you and the Company.

 FREE-LOOK PERIOD -- The Policy provides for an initial free-look period. You may cancel the Policy by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of:

     - 45 days after the application for the Policy is signed,

     - ten days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

     - ten days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

 When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check may be delayed until the check has cleared your bank.

 Where required by state law, the refund will equal the premiums paid. In other states, the refund will equal the sum of:

     (1) the difference between the premium, including fees and charges paid, and any amount allocated to the VEL Account, PLUS

     (2) the value of the amounts allocated to the VEL Account, PLUS

     (3) any fees or charges imposed on the amounts allocated to the VEL
       Account.

 The amount refunded in (1) above includes any premiums allocated to the General Account. A free-look privilege also applies after a requested increase in the Face Amount. See THE POLICY -- "Free-Look Period."

 CONVERSION PRIVILEGES -- During the first 24 Policy months after the Date of Issue, subject to certain restrictions, you may convert the Policy to a fixed flexible premium adjustable life insurance policy by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Policy months after the date of an increase in the Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, Issue Age, Date of Issue, and risk classifications as the original Policy. See THE POLICY -- "Conversion Privileges."

ABOUT THE POLICY

The Policy allows you to make premium payments in any amount and frequency, subject to certain limitations. As long as the Policy remains in force, it will provide for:

    - life insurance coverage on the named Insured,

    - Policy Value,

    - surrender rights and partial withdrawal rights,

    - loan privileges, and

    - in some cases, additional insurance benefits available by rider for an additional charge.

LIFE INSURANCE
The Policies are life insurance contracts with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policies are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Policy Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the VEL Account.

FLEXIBLE PREMIUM
The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Policy will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

APPLYING FOR A POLICY
At the time of applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

If any premiums are paid prior to the issuance of the Policy, such premiums will be held in the Company's General Account. If your application is approved and the Policy is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A POLICY IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

ALLOCATION OF NET PREMIUMS
Net Premiums are the premiums paid less the actual premium tax. Net Premiums may be allocated to one or more Sub-Accounts of the VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than twenty Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See THE POLICY -- "Allocation of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

POLICY VALUE AND SURRENDER VALUE
The Policy Value is the total amount available for investment under a Policy at any time. It is the sum of the value of all Accumulation Units in the Sub-Accounts of the VEL Account and all accumulations in the General Account of the Company credited to the Policy. The Policy Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Policy, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Policy Value has been allocated, and partial withdrawals. The Policy Value may be relevant to the computation of the Death

Proceeds. You bear the entire investment risk for amounts allocated to the VEL Account. The Company does not guarantee a minimum Policy Value.

The Surrender Value will be the Policy Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Policy loans or surrender.

POLICY LAPSE AND REINSTATEMENT
The failure to make premium payments will not cause a Policy to lapse unless:

    (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued, if any, or

    (b) Debt exceeds Policy Value.

A 62-day grace period applies to each situation.

Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Policy may be reinstated at any time within three years after the expiration of the grace period and prior to the Final Premium Payment Date. See POLICY TERMINATION AND REINSTATEMENT.

PARTIAL WITHDRAWAL
After the first Policy year, you may make partial withdrawals in a minimum amount of $500 from the Policy Value. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge also may be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Policy year in excess of 10% of the Policy Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See THE POLICY -- "Partial Withdrawal" and CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

LOAN PRIVILEGE
You may borrow against the Policy Value. The total amount you may borrow is the Loan Value. Loan Value in the first Policy year is 75% of an amount equal to Policy Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Policy year. Thereafter, Loan Value is 90% of an amount equal to Policy Value less the surrender charge.

Policy loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Policy Value equal to the Policy loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Policy loan may have a permanent impact on the Policy Value even though it is eventually repaid. Although the loan amount is a part of the Policy Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Policy loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Policy year. If interest is not paid when due, it will be added to the loan balance. Policy loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See POLICY LOANS.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

DEATH PROCEEDS
The Policy provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Sum Insured, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Policy month in which the Insured dies. Three Sum Insured Options are available. Under Option 1 and Option 3, the Sum Insured is the greater of the Face Amount of the Policy or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is the greater of the Face Amount of the Policy plus the Policy Value or the Guideline Minimum Sum Insured. The Guideline Minimum Sum Insured is equivalent to a percentage (determined each month based on the Insured's Age) of the Policy Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See THE POLICY -- "Death Proceeds."

The Death Proceeds under the Policy may be received in a lump sum or under one of the Payment Options described in the Policy. See "APPENDIX B -- PAYMENT OPTIONS."

FLEXIBILITY TO ADJUST SUM INSURED
Subject to certain limitations, you may adjust the Sum Insured, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Policy. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Policy Value is reduced by the amount of the charge. See THE POLICY -- "Change in Face Amount."

The minimum increase in Face Amount is $10,000, and any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free-look period" and, during the first 24 months after the increase, to a conversion privilege. See THE POLICY -- "Free-Look Period" and "Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS
You have the flexibility to add additional insurance benefits by rider. These include the Waiver of Premium Rider, Accidental Death Benefit Rider, Guaranteed Insurability Rider, Other Insured Rider, Children's Insurance Rider, Exchange Option Rider, Living Benefits Rider, and Exchange to Term Insurance Rider. See APPENDIX A -- OPTIONAL BENEFITS.

The cost of these optional insurance benefits will be deducted from Policy Value as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

POLICY FEES AND CHARGES

There are costs related to the insurance and investment features of the Policy. Fees and charges to cover these costs are deducted in several ways.

PREMIUM TAX CHARGE
A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTIONS FROM POLICY VALUE
On the Date of Issue and each Monthly Payment Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Policy Value. The Monthly Deduction consists of a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider, and a charge for administrative expenses. You may instruct the Company to deduct the Monthly Deduction from one specific Sub-Account. If you do not, the Company will make a Pro-Rata Allocation of the charge. No Monthly Deductions are made on or after the Final Premium Payment Date.

The MONTHLY COST OF INSURANCE CHARGE is determined by multiplying the Insurance Amount at Risk (the Sum Insured minus the Policy Value) for each Policy month by the applicable cost of insurance rate or rates. The Insurance Amount at Risk will be affected by any decreases or increases in the Face Amount.

A MONTHLY ADMINISTRATIVE CHARGE of $5 per month is made for administrative expenses. The charge is designed to reimburse the Company for the costs associated with issuing and administering the Policies, such as processing premium payments, Policy loans and loan repayments, changes in Sum Insured Option, and death claims. These charges also help cover the cost of providing annual statements and responding to Policyowner inquiries. The monthly administrative charge is described in CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

As noted above, certain additional insurance rider benefits are available under the Policy for an additional monthly charge. See APPENDIX A -- OPTIONAL BENEFITS.

DEDUCTIONS FROM THE VEL ACCOUNT
A daily charge equivalent to an effective annual rate of 0.65% of the average daily net asset value of each Sub-Account of the VEL Account is imposed to compensate the Company for its assumption of certain mortality and expense risks. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account."

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. See CHARGES AND DEDUCTIONS -- "Charges Against Assets of the VEL Account." The levels of fees and expenses vary among the Underlying Funds.

SURRENDER CHARGES

At any time that a Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The surrender charge is only imposed if less than ten years have elapsed from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

DEFERRED ADMINISTRATIVE CHARGE
A component of the surrender charge is a charge for administrative expenses. This deferred administrative charge is $8.50 per thousand dollars of the initial Face Amount or of an increase in Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 1% per month after the 44th Policy month and becomes zero after the 120th month after Date of Issue or the effective date of an increase in Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON THE INITIAL FACE AMOUNT
The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of initial Face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. If you surrender the Policy before making premium payments associated with the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGE ON INCREASES IN FACE AMOUNT
A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the Surrender Charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. This maximum surrender charge remains level for the first 44 Policy months following the increase, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge with respect to the increase may be less than the maximum. See THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge."

SURRENDER CHARGES ON DECREASES IN FACE AMOUNT
In the event of a decrease in Face Amount, the surrender charge imposed is proportional to the charge that would apply to a full surrender. For information, see THE POLICY -- "Surrender" and CHARGES AND DEDUCTIONS -- "Surrender Charge" or APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

OTHER CHARGES (NON-PERIODIC)

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS
A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge. See CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal."

CHARGE FOR INCREASE IN FACE AMOUNT
For each increase in Face Amount, a charge of $40 will be deducted from Policy Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the increase. See THE POLICY -- "Change In Face Amount" and CHARGES AND DEDUCTIONS -- "Charge for Increase In Face Amount."

TRANSFER CHARGE
The first 12 transfers of Policy Value in a Policy year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See THE POLICY -- "Transfer Privilege" and CHARGES AND DEDUCTIONS -- "Transfer Charges."

OTHER ADMINISTRATIVE CHARGES
The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See CHARGES AND DEDUCTIONS -- "Other Administrative Charges."

INVESTMENT OPTIONS

The Policies permit Net Premiums to be allocated either to the Company's General Account or to the VEL Account. The VEL Account is currently comprised of 22 Sub-Accounts ("Sub-Accounts"). Of these 22 Sub-Accounts, 21 are available to the Policies. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Financial Investment Management Services, Inc., the Fidelity Variable Insurance Products Fund ("Fidelity VIP") or the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") managed by Fidelity Management & Research Company ("FMR"),
T. Rowe Price International Series, Inc. ("T. Rowe Price") managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") with respect to the T. Rowe Price International Stock Portfolio, or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International Advisers Ltd. with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policies permit you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege."

The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified series management investment companies. Each of the Funds has its own investment objectives. However, certain underlying Funds have investment objectives similar to other underlying Funds. The following Funds are available under the Policies:

ALLMERICA INVESTMENT TRUST          VARIABLE INSURANCE PRODUCTS FUND
---------------------------------   ----------------------------------------------------
Select Aggressive Growth Fund       Fidelity VIP Overseas Portfolio
Select Capital Appreciation Fund    Fidelity VIP Equity-Income Portfolio
Select Value Opportunity Fund       Fidelity VIP Growth Portfolio
Select Emerging Markets Fund        Fidelity VIP High Income Portfolio
Select International Equity Fund
Select Growth Fund                  VARIABLE INSURANCE PRODUCTS FUND II
                                    ----------------------------------------------------
Select Strategic Growth Fund        Fidelity VIP II Asset Manager Portfolio
Growth Fund                         Fidelity VIP II Index 500 Portfolio
Equity Index Fund
Select Growth and Income Fund       DELAWARE GROUP PREMIUM FUND, INC.
                                    ----------------------------------------------------
Investment Grade Income Fund        DGPF International Equity Series
Government Bond Fund
Money Market Fund                   T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                    ----------------------------------------------------
                                    T. Rowe Price International Stock Portfolio

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT, AND THE UNDERLYING FUNDS.

CHARGES OF THE UNDERLYING FUNDS
In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                                              MANAGEMENT FEE      OTHER EXPENSES     TOTAL FUND EXPENSES
                                                             (AFTER VOLUNTARY   (AFTER APPLICABLE      (AFTER WAIVERS/
UNDERLYING FUND                                                  WAIVERS)        REIMBURSEMENTS)       REIMBURSEMENTS)
----------------------------------------------------------  ------------------  ------------------  ----------------------
Select Aggressive Growth Fund.............................         0.88%                0.07%              0.95%(1)(2)
Select Capital Appreciation Fund..........................         0.94%                0.10%              1.04%(1)(2)
Select Value Opportunity Fund.............................         0.90%(1)*            0.08%              0.98%(1)(2)*
Select Emerging Markets Fund(@)...........................         1.00%*               1.19%              2.19%(1)(2)*
Select International Equity Fund..........................         0.90%                0.12%              1.02%(1)(2)
DGPF International Equity Series..........................         0.82%(4)             0.13%              0.95%(4)
Fidelity VIP Overseas Portfolio...........................         0.74%                0.17%              0.91%(3)
T. Rowe Price International Stock Portfolio...............         1.05%                0.00%              1.05%
Select Growth Fund........................................         0.81%                0.05%              0.86%(1)(2)**
Select Strategic Growth Fund(@)...........................         0.39%*               0.81%              1.20%(1)(2)*
Growth Fund...............................................         0.44%                0.05%              0.49%(1)(2)
Fidelity VIP Growth Portfolio.............................         0.59%                0.09%              0.68%(3)
Fidelity VIP II Index 500 Portfolio.......................         0.24%                0.11%              0.35%(3)
Equity Index Fund.........................................         0.29%                0.07%              0.36%(1)
Fidelity VIP Equity-Income Portfolio......................         0.49%                0.09%              0.58%(3)
Select Growth and Income Fund.............................         0.68%                0.05%              0.73%(1)(2)
Fidelity VIP II Asset Manager Portfolio...................         0.54%                0.10%              0.64%(3)
Fidelity VIP High Income Portfolio........................         0.58%                0.12%              0.70%
Investment Grade Income Fund..............................         0.43%                0.09%              0.52%(1)
Government Bond Fund......................................         0.50%                0.14%              0.64%(1)
Money Market Fund.........................................         0.26%                0.06%              0.32%(1)

(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.

* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively for Select Strategic Growth Fund.

** Effective June 1, 1998, the management fee for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.

(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund , 1.00% for Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.

The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Markets Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund, and 0.70% for Select Growth and Income Fund.

(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total fund expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas Portfolio, and 0.63% for Fidelity VIP II Asset Manager Portfolio, and 0.28% for Fidelity VIP II Index 500 Portfolio.


(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses wa 0.88%.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

TAX TREATMENT

A Policy is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Policy Value withdrawn from the Policy only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Policy. Death Proceeds under the Policy are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Policy Value may be subject to federal estate tax. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Policies."

A Policy offered by this Prospectus may be considered a "modified endowment contract" if it fails a "seven-pay" test. The Policy fails to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years or within seven years of a material change in the Policy exceeds the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level premiums. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see FEDERAL TAX CONSIDERATIONS -- "Modified Endowment Contracts."

                  DESCRIPTION OF THE COMPANY, THE VEL ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY

The Company is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. As of December 31, 1998, the Company had over $14 billion in combined assets and over $26 billion of life insurance in force. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is the fifth oldest life insurance company in America.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VEL ACCOUNT

The VEL Account was authorized by vote of the Board of Directors of the Company on April 2, 1987. The VEL Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the VEL Account or the Company by the SEC.

The assets used to fund the variable portion of the Policies are set aside in the VEL Account, and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the VEL Account may not be charged with any liabilities arising out of any other business of the Company. The VEL Account currently consists of 22 Sub-Accounts, of which 21 are available to the Policies. You may have allocations in up to 20 Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of one of the following investment companies:

    - Allmerica Investment Trust

    - Variable Insurance Products Fund

    - Variable Insurance Products Fund II

    - T. Rowe Price International Series, Inc.

    - Delaware Group Premium Fund, Inc.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust, (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by First Allmerica as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various Separate Accounts established by First Allmerica, the Company, or other insurance companies. Thirteen investment portfolios of the Trust ("Funds") are available under the Policies, each issuing a series of shares. Each Fund operates as a separate investment vehicle, and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such Separate Accounts.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to the Trust."

VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981 and is registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Policies: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR, a registered investment adviser under the 1940 Act, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA 02109. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of Fidelity VIP, as part of their operating expenses, pay an investment management fee to FMR. See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to Fidelity VIP and Fidelity VIP II Funds."

VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity Variable Insurance Products Fund"), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Policies: Fidelity VIP II Asset Manager Portfolio and Fidelity VIP II Index 500 Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (see INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to T. Rowe Price"), is an open-end, diversified management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policies: T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various Separate Accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Policies, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See INVESTMENT ADVISORY SERVICES -- "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital. Realization of income is not a significant investment consideration, and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.


FIDELITY VIP II INDEX 500 PORTFOLIO -- The Index 500 Portfolio of Fidelity VIP II seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500.


EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the S&P 500.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best will meet your needs and objectives, carefully read the prospectuses of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF, along with this Prospectus. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy Value in that Sub-Account, the Company will transfer it without charge on Written Request by you to another Sub-Account or to the General Account. The Company must receive your Written Request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect wholly owned subsidiary of First Allmerica, to handle the day-to-day affairs of the Trust. AFIMS, subject to review by the Trustees, is responsible for the general management of the Funds. AFIMS also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.

Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with AFIMS, expenses for proxies, prospectuses, and reports to shareholders, and other expenses. The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

Select Aggressive Growth Fund             First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%

Select Capital Appreciation Fund          First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%

Select Value Opportunity Fund             First $100 million       1.00%
                                          Next $150 million        0.85%
                                          Next $250 million        0.80%
                                          Next $250 million        0.75%
                                          Over $750 million        0.70%

Select Emerging Markets Fund              *                        1.35%

Select International Equity Fund          First $100 million       1.00%
                                          Next $150 million        0.90%
                                          Over $250 million        0.85%

Select Growth Fund                        First $250 million       0.85%
                                          Next $250 million        0.80%
                                          Next $250 million        0.75%
                                          Over $750 million        0.70%

Select Strategic Growth Fund              *                        0.85%

Growth Fund                               First $250 million       0.60%
                                          Next $250 million        0.40%
                                          Over $500 million        0.35%

Equity Index Fund                         First $50 million        0.35%
                                          Next $200 million        0.30%
                                          Over $250 million        0.25%

Select Growth and Income Fund             First $100 million       0.75%
                                          Next $150 million        0.70%
                                          Over $250 million        0.65%

Investment Grade Income Fund              First $50 million        0.50%
                                          Next $50 million         0.45%
                                          Over $100 million        0.40%

Government Bond Fund                      *                        0.50%

Money Market Fund                         First $50 million        0.35%
                                          Next $200 million        0.25%
                                          Over $250 million        0.20%

* For the Select Emerging Markets Fund, the Select Strategic Growth Fund and Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.

Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreements, the Sub-Advisers are authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds and fees paid to the Sub-Advisers by AFIMS, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II FUNDS

For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

FIDELITY VIP AND FIDELITY VIP II PORTFOLIOS
The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:

The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.

2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio's average net assets throughout the month.

Each of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios' fee rates is made up of two components:

1. A group fee rate based on the average net assets of all mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under management increase.

2. An individual fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.

Thus, the Fidelity VIP High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR. The management and sub-advisory fees for Index 500 Portfolio are calculated and paid every month to FMR and Bankers Trust Company ("BT"), respectively. Index 500 Portfolio pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR and an estimated sub-advisory fee of less than 0.01% payable to BT (representing 40% of net income from securities lending).

INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE

The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as sub-adviser to the Select Capital Appreciation Fund of the Trust.

INVESTMENT ADVISORY SERVICES TO DGPF

Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on net assets in excess of $2,500 million.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to Separate Accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of Fidelity VIP and Fidelity VIP II, the Portfolio of T. Rowe Price and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policyowners or variable annuity owners. Although the Company and the Underlying Funds do not currently foresee any such disadvantages to either variable life insurance policyowners or variable annuity owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Policyowners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may by appropriate endorsement change the Policy to reflect the substitution or change and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other Separate Accounts of the Company.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the VEL Account that it owns and which are not attributable to Policies in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

                                   THE POLICY

APPLYING FOR A POLICY

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. A Policy cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an application which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

When applying for a Policy, the proposed Insured will complete an application, which lists the proposed amount of insurance and indicates how much of that insurance is considered eligible for simplified underwriting. If the eligibility questions on the application are answered "Yes" and the application is returned within 30 days of the eligibility date, the Company will provide immediate coverage equal to the simplified underwriting amount. If the proposed Insured is in a standard premium class, any insurance in excess of the simplified underwriting amount will begin on the date the application and medical examinations, if any, are completed. If the proposed Insured cannot answer the eligibility questions "Yes" and if the proposed Insured is not a standard risk, insurance coverage will begin only after the Company (1) approves the application, (2) the Policy is delivered and accepted, and (3) the first premium is paid.

PREMIUMS HELD IN THE GENERAL ACCOUNT PENDING UNDERWRITING APPROVAL
Pending completion of insurance underwriting and Policy issuance procedures, the initial premium will be held in the Company's General Account. If the application is approved and the Policy is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

FREE-LOOK PERIOD

The Policy provides for an initial "free-look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

    - 45 days after the application for the Policy is signed, or

    - 10 days after you receive the Policy (or, if required by state law, the longer period indicated in your Policy), or

    - 10 days after the Company mails or personally delivers a notice of withdrawal rights to you.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the VEL Account, plus

(2) the value of the amounts allocated to the VEL Account, plus

(3) any fees or charges imposed on the amounts allocated to the VEL Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES -- After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "free look" with respect to the increase. You will have the right to cancel the increase before the latest of:

    - 45 days after the application for the increase is signed, or

    - 10 days after you receive the new specification pages issued for the increase, or

    - 10 days after the Company mails or delivers a notice of withdrawal rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any Policy surrender charge calculated for the increase.

CONVERSION PRIVILEGES

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without evidence of insurability to a flexible premium adjustable life insurance Policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance policy to you. The new policy will have the same Face Amount, issue Age, Date of Issue, and risk classifications as the original Policy.

PREMIUM PAYMENTS

Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the VEL Account or General Account as of date of receipt at the Principal Office.

PREMIUM FLEXIBILITY
You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums which will make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules. Notwithstanding the current maximum premium limitations, however, the Company will accept a premium which is needed in order to prevent a lapse of the Policy during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

PAID-UP INSURANCE OPTION

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced face amount, for the lifetime of the insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount, up to the Face Amount of the Policy, that the surrender value of the Policy can purchase for a net single premium at the Insured's Age and underwriting class on the date this option is elected. The Company will transfer any Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. If the surrender value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Table, Smoker or Non-Smoker, Male, Female (or Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING
POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

    - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the Sum Insured options will not apply.

    - The Company will transfer the Policy Value in the Variable Account to the General Account on the date it receives the Written Request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Variable Account.

    - The Policyowner may not make further payments.

    - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

    - Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

ALLOCATION OF NET PREMIUMS

The Net Premium equals the premium paid less the premium tax charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than twenty Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen), and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums at any time pursuant to Written Request or telephone request. If allocation changes by telephone are elected by the Policyowner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of a Policyowner identify themselves by name and identify the Policyowner by name, date of birth, or social security number. All transfer instructions by telephone are tape recorded. An allocation change will be effective as of the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE

Subject to the Company's then current rules, you may at any time transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Policy Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in THE POLICY -- "Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.

Currently, transfers to and from the General Account are permitted only if:

    - there has been at least a 90-day period since the last transfer from the General Account, and

    - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

TRANSFER PRIVILEGE SUBJECT TO POSSIBLE LIMITS
The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

    - the minimum amount that may be transferred,

    - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

    - the minimum period of time between transfers involving the General Account, and

    - the maximum amount that may be transferred each time from the General Account.

Currently, the first 12 transfers in a Policy year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment policy will not count towards the 12 free transfers.

DEATH PROCEEDS

As long as the Policy remains in force (see POLICY TERMINATION AND REINSTATEMENT), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in a lump sum or under one or more of the payment options the Company offers. See APPENDIX B -- PAYMENT OPTIONS. The Death Proceeds payable depends on the current Face Amount and the Sum Insured Option that is in effect on the date of death. Prior to the Final Premium Payment Date, the Death Proceeds are: (1) The Sum Insured provided under Option 1, Option 2, or Option 3, whichever is in effect on the date of death; plus (2) any additional insurance on the Insured's life that is provided by rider; minus (3) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. Under current federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if a Policy complies with the definition of "life insurance" in
Section 7702 of the Code. At the time of application, the employer may elect either of the tests. THE CASH VALUE ACCUMULATION TEST MAY NOT BE AVAILABLE IN ALL STATES.

There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum Sum Insured relative to the Policy Value are different. Required increases in the minimum Sum Insured due to growth in Policy Value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium Test.

The Guideline Premium Test limits the amount of premiums payable under a Policy to a certain amount for an insured of a particular age and sex. Under the Guideline Premium Test, the Policyowner may choose between Sum Insured Option 1 and Option 2, as described below. After issuance of the Policy, the Policyowner may change the selection from Option 1 to Option 2 or vice versa. The Cash Value Accumulation Test requires that the Sum Insured must be sufficient so that the cash Surrender Value, as defined in Section 7702, does not at any time exceed the net single premium required to fund the future benefits under the Policy. In the event the maximum premium limit applies, we reserve the right to obtain evidence of insurability which is satisfactory to us as a condition to accepting excess premium. If the Cash Value Accumulation Test is chosen by the employer, ONLY Sum Insured Option 3 will apply. Sum Insured Option 1 and Option 2 are NOT available under the Cash Value Accumulation Test.

ELECTION OF SUM INSURED OPTIONS

If the Guideline Premium Test is chosen by the employer, the Policyowner may choose between Sum Insured Option 1 or Option 2. The Policyowner may designate the desired Sum Insured Option in the application form, and may change the option once per Policy year by Written Request. There is no charge for a change in option.

Option 3 is available only under the Cash Value Accumulation Test, described above.

OPTION 1 -- LEVEL SUM INSURED
Under Option 1, the Sum Insured is equal to the greater of Face Amount or the Minimum Sum Insured, as set forth in the table below. Under Option 1, the Sum Insured will remain level unless the Minimum Sum Insured is greater than the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Option 1 will offer the best opportunity for the Policy Value under a Policy to increase without increasing the Death Proceeds as quickly as it might under the other options. The Sum Insured will never go below the Face Amount.

OPTION 2 -- ADJUSTABLE SUM INSURED
Under Option 2, the Sum Insured is equal to the greater of the Face Amount plus the Policy Value or the Minimum Sum Insured, as set forth in the table below. The Sum Insured will, therefore, vary as the Policy Value changes, but will never be less than the Face Amount. Option 2 will offer the best opportunity for the Policyowner who would like to have an increasing Sum Insured as early as possible. The Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount.

OPTION 3 -- LEVEL SUM INSURED WITH CASH VALUE ACCUMULATION TEST
Under Option 3, the Sum Insured will equal the Face Amount, unless the Policy Value, multiplied by the applicable Option 3 Sum Insured Factor, gives a higher Sum Insured. A complete list of Option 3 Sum Insured Factors is set forth in the Policy. The applicable Sum Insured Factor depends upon the sex, risk classification, and then-attained age of the insured. The Sum Insured Factor decreases slightly from year to year as the attained age of the insured increases. Option 3 will offer the best opportunity for the Policyowner who is looking for an increasing Sum Insured in later Policy years and/or would like to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable Sum Insured Factor exceeds the Face Amount, the Sum Insured will increase whenever there is an increase in the Policy Value and will decrease whenever there is a decrease in the Policy Value, but will never go below the Face Amount. OPTION 3 MAY NOT BE AVAILABLE IN ALL STATES.

MINIMUM SUM INSURED UNDER OPTION 1 AND OPTION 2
The Minimum Sum Insured under Option 1 or Option 2 is equal to a percentage of the Policy Value as set forth below. The Minimum Sum Insured is determined in accordance with the Code regulations to ensure that the Policy qualifies as a life insurance contract and that the insurance proceeds may be excluded from the gross income of the Beneficiary.

                           MINIMUM SUM INSURED TABLE
                            (OPTION 1 AND OPTION 2)

                       Age of Insured                            Percentage of
                      on Date of Death                           Policy Value
-------------------------------------------------------------  -----------------
    40 and under.............................................           250%
    45.......................................................           215%
    50.......................................................           185%
    55.......................................................           150%
    60.......................................................           130%
    65.......................................................           120%
    70.......................................................           115%
    75.......................................................           105%
    80.......................................................           105%
    85.......................................................           105%
    90.......................................................           105%
    95 and above.............................................           100%

For the Ages not listed, the progression between the listed Ages is linear.

For any Face Amount, the amount of the Sum Insured, and thus the Death Proceeds, will be greater under Option 2 than under Option 1, since the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Policy Value will accumulate will be slower, under Option 2 than under Option 1. See "CHARGES AND DEDUCTIONS -- Monthly Deduction from Policy Value."

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

ILLUSTRATION OF OPTION 1 -- Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

ILLUSTRATION OF OPTION 2 -- Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

    - the Face Amount plus Policy Value; or

    - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000). According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGE IN SUM INSURED OPTION

Generally, if Sum Insured Option 1 or Option 2 is in effect, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options. IF OPTION 3 IS IN EFFECT, YOU MAY NOT CHANGE TO EITHER OPTION 1 OR OPTION 2.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option will affect the determination of the Sum Insured from that point on, however, since the Policy Value will no longer be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the VEL Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and, therefore, the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner. See THE POLICY -- "Premium Payments."

CHANGE IN FACE AMOUNT

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Policy Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $40 will be deducted from Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value" and "Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a free-look period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. See THE POLICY -- "Free-Look Period" and "Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitation applicable under IRS rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value." For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and
(3) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see POLICY TERMINATION AND REINSTATEMENT -- "Termination"), the above order may be modified to determine the cost of insurance charge. In such case, you may reduce or eliminate any Face Amount for which you are paying the insurance charges on a last-in, first-out basis before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

POLICY VALUE AND SURRENDER VALUE

The Policy Value is the total amount available for investment, and is equal to the sum of the accumulation in the General Account and the value of the Accumulation Units in the Sub-Accounts. The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and any surrender charge). See THE POLICY -- "Surrender." There is no guaranteed minimum Policy Value. Because Policy Value on any date depends upon a number of variables, it cannot be predetermined.

Policy Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the VEL Account; see THE POLICY -- "Applying for a Policy") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

(1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

(2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (1) by (2) and subtracting (3) from the result, where

(1) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period; and

(3) is a charge for each day in the Valuation Period equal to 0.65% on an annual basis of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

PAYMENT OPTIONS

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. The payment options currently available are described in APPENDIX B -- PAYMENT OPTIONS. These choices are also available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future. If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options, if no payments have yet been made.

OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the optional insurance benefits described in APPENDIX A -- OPTIONAL BENEFITS may be added to a Policy by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See CHARGES AND DEDUCTIONS -- "Monthly Deduction from Policy Value."

SURRENDER

You may at any time surrender the Policy and receive its Surrender Value. The Surrender Value is the Policy Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a Written Request for surrender and the Policy are received at the Principal Office. A surrender charge will be deducted when a Policy is surrendered if less than ten full Policy years have elapsed from the Date of Issue of the Policy or from the effective date of any increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options described in APPENDIX B -- PAYMENT OPTIONS. The Company normally will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from surrender see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below, upon Written Request filed at the Principal Office. The Written Request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under CHARGES AND DEDUCTIONS -- "Charges on Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in OTHER POLICY PROVISIONS -- "Postponement of Payments." For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring distribution expenses, and assuming certain risks in connection with the Policies. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies where the Insured, as of the date of application, is within the following class of individuals:

All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under the Pension Plans of First Allmerica or of its affiliates or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

Certain of the charges and deductions described below may be reduced for Policies issued in connection with a specific group in accordance with the Company's rules in effect as of the date an application. To qualify for a reduction, a group must satisfy certain criteria such as the size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality costs vary based on such factors as the size of the group, the purposes for which the Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policyowners and all other Policyowners who purchase a Policy.

STATE PREMIUM TAX

A charge for state and local premium taxes (if any) is deducted from each premium payment. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The premium tax charge will change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

MONTHLY DEDUCTION FROM POLICY VALUE

Prior to the Final Premium Payment Date, a Monthly Deduction from Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider and a monthly administrative charge. The cost of insurance charge and the monthly administrative charges are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount will also include a $40 administrative charge for the increase. See THE POLICY -- "Change in Face Amount."

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. However, if on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE
If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1 or Option 3, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the policy month. Thus, the cost of insurance charge may be greater for owners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 or Option 3, assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect.

In other words, since the Sum Insured under Option 1 or Option 3 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 or Option 3 but not under Option 2.

If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Sum Insured Option 1 or Option 3, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month. If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Sum Insured which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage) less the greater of the Face Amount or the Policy Value if you selected Sum Insured Option 1 or Option 3, or less the Face Amount plus the Policy Value if you selected Sum Insured Option 2. When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See THE POLICY -- "Change in Face Amount" and "Decreases."

COST OF INSURANCE RATES
The Policy is sold to eligible individuals who are members of a non-qualified employee benefit plan having five or more members. Premium billing will be administered through one premium administrator. A portion of the initial Face Amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary within the group based on Age.

The determination of the class of risk for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable class of risk.

Cost of insurance rates are based on a blended unisex rate table, Age and Premium Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any Debt, any partial withdrawals and withdrawal charges, and risk classification. For those Policies issued in certain states or in certain cases on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience.

They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Smoker, Non-smoker, Male, Female (or Mortality Table B for unisex Policies) and the Insured's Age. The tables used for this purpose set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk. The Premium Classes are also divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGES
Prior to the Final Premium Payment Date a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

CHARGES AGAINST ASSETS OF THE VEL ACCOUNT

The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policies. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

In addition, because the Sub-Accounts purchase shares of the Underlying Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and statements of additional information of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning such fees and expenses. No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

SURRENDER CHARGE

The Policy provides for a contingent surrender charge. A separate contingent surrender charge, described in more detail below, is calculated upon the issuance of the Policy and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectuses and sales literature.

A Surrender Charge may be deducted if you request a full surrender of the Policy or a decrease in Face Amount if less than ten years have elapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (1) plus (2) where (1) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and (2) is a deferred sales expense charge equal to 30% of the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial face Amount, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. The maximum surrender charge continues in a level amount for 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Policy before making premium payments with respect to the initial Face Amount which are at least equal to the Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of initial Face Amount plus 30% of premiums paid. Thus, if the amount of the surrender charge is less than the maximum, such amount is comprised of the entire deferred administrative charge plus 30% of premiums paid. See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

A separate Surrender Charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (1) plus (2), where (1) is equal to $8.50 per thousand dollars of increase, and (2) is equal to 30% of the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per $1,000 of increase, as indicated in APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES. As is true for the initial Face Amount, (1) is a deferred administrative charge, and (2) is a deferred sales charge. The actual surrender charge with respect to the increase may be less than the maximum. The actual surrender charge is the lesser of either the maximum surrender charge or the sum of (1) $8.50 per thousand dollars of increase in Face Amount, plus (2) 30% of the Policy Value on the date of increase associated with the increase in Face Amount, plus (3) 30% of premiums paid which are associated with the increase in Face Amount.

Additional premium payments may not be required to fund a requested increase in Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Policy Value to the increase and to allocate subsequent premium payments between the initial Face Amount and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively, and
(3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL

After the first Policy year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1 or Option 3, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the partial withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., ten years have elapsed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

    - first, the surrender charge for the most recent increase in Face Amount;

    - second, the surrender charge for the next most recent increase successively;

    - last, the surrender charge for the initial Face Amount.

See APPENDIX D -- CALCULATION OF MAXIMUM SURRENDER CHARGES for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy Year. See THE POLICY -- "Transfer Privilege."

You may have automatic transfers of at least $100 a month made on a periodic basis:

    - from the Sub-Accounts which invest in the Money Market Fund and Government Bond Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging"); or

    - to reallocate Policy Value among the Sub-Accounts ("Automatic
      Rebalancing").

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge. If you utilize the Conversion Privilege, Loan Privilege, or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year. See THE POLICY -- "Conversion Privileges" and POLICY LOANS.

CHARGE FOR INCREASE IN FACE AMOUNT

For each increase in Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase, and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES

The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                                  POLICY LOANS

Loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value. In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See OTHER POLICY PROVISIONS -- "Postponement of Payments."

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

LOAN INTEREST

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policies. The preferred loan option will be available upon Written Request. It may be revoked by you at any time. If this option has been selected, after the tenth Policy anniversary Policy Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. Our current practice is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS). THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to the loan amount, if the new loan amount exceeds the Policy Value in the General Account, the Company will transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS

Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the VEL Account cannot exceed Policy Value previously transferred from the VEL Account to secure the Debt.

If the Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT.

EFFECT OF POLICY LOANS

Although Policy loans may be repaid at any time prior to the lapse of the Policy, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account attributable to the loan.

Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

The failure to make premium payments will not cause the Policy to lapse unless:
(1) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (2) if Debt exceeds the Policy Value. If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS
Subject to approval in the state in which your Policy was issued, if you name a "payor" in your application supplement, then the following "Payor Provisions" will apply.

The payor may designate what portion, if any, of each payment of a premium is "excess premium" to be allocated to the General Account and Sub-Accounts according to your allocation instructions then in effect. Except for excess premium, the payor's premium will automatically be allocated to the Sub-Account which invests in the Money Market Fund of the Trust, from which the Monthly Deductions will be made. Payor premiums which are initially held in the General Account (which are not "excess premiums") will be transferred to the Money Market Fund not later than three days after underwriting approval of the Policy. No Policy loans, partial withdrawals or transfers may be made from the amount in the Money Market Fund attributable to premiums allocated thereto by the payor.

If the amount in the Money Market Fund attributable to premiums allocated by the payor is insufficient to cover the next Monthly Deduction, the Company will send the payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days beginning on the premium due date. If the premium payable is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the payor. A 31-day grace period notice will also be sent to you at this time if your Policy Value is insufficient to cover the Monthly Deductions then due.

If the amount in the Money Market Fund attributable to premiums allocated thereto by the payor is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Policy Value, if any, in the General Account and the Sub-Accounts. A lapse occurs if the Policy Value is insufficient, at the end of the grace period, to pay the Monthly Deductions which are due. The Policy terminates on the date of lapse. Any Death Proceeds payable during the grace period will be reduced by any overdue charges.

The above payor provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when "(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued," but do not apply to "(b) if Debt exceeds the Policy Value." See the first paragraph of this section captioned "Termination." You or the payor may, upon Written Request, discontinue the above payor provisions. If the payor makes Written Request to discontinue the payor provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated anytime within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company: (1) a written application for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium tax charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

POLICY SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Policy remained in force from the Date of Issue.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

    - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

    - an amount equal to the Policy Value less Debt on the date of default, MINUS

    - the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                            OTHER POLICY PROVISIONS

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER

The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner is generally entitled to exercise all rights under a Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY

The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE

The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE

If the Insured's Age as stated in the application for a Policy is not correct, benefits under a Policy will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured.

ASSIGNMENT

The Policyowner may assign a Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

POSTPONEMENT OF PAYMENTS

Payments of any amount due from the VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers may be postponed whenever: (1) the New York Stock Exchange is closed for other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VEL Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of policy loans and transfers from the General Account, for a period not to exceed six months.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Bruce C. Anderson                   Director (since 1996), Vice President (since 1984) and
  Director                          Assistant Secretary (since 1992) of First Allmerica

Abigail M. Armstrong                Secretary (since 1996) and Counsel (since 1991) of First
  Secretary and Counsel             Allmerica; Secretary (since 1988) and Counsel (since
                                    1994) of Allmerica Investments, Inc.; and Secretary
                                    (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

Warren E. Barnes
  Vice President and                Vice President (since 1996) and Corporate Controller
  Corporate Controller              (since 1998) of First Allmerica

Robert E. Bruce                     Director and Chief Information Officer (since 1997) and
  Director and Chief                Vice President (since 1995) of First Allmerica; and
  Information Officer               Corporate Manager (1979 to 1995) of Digital Equipment
                                    Corporation

John P. Kavanaugh                   Director and Chief Investment Officer (since 1996) and
  Director, Vice President and      Vice President (since 1991) of First Allmerica; and Vice
  Chief Investment Officer          President (since 1998) of Allmerica Financial Investment
                                    Management Services, Inc.

John F. Kelly                       Director (since 1996), Senior Vice President (since
  Director, Vice President and      1986), General Counsel (since 1981) and Assistant
  General Counsel                   Secretary (since 1991) of First Allmerica; Director
                                    (since 1985) of Allmerica Investments, Inc.; and
                                    Director (since 1990) of Allmerica Financial Investment
                                    Management Services, Inc.

J. Barry May                        Director (since 1996) of First Allmerica; Director and
  Director                          President (since 1996) of The Hanover Insurance Company;
                                    and Vice President (1993 to 1996) of The Hanover
                                    Insurance Company

James R. McAuliffe                  Director (since 1996) of First Allmerica; Director
  Director                          (since 1992), President (since 1994) and Chief Executive
                                    Officer (since 1996) of Citizens Insurance Company of
                                    America

John F. O'Brien                     Director, President and Chief Executive Officer (since
  Director and Chairman of          1989) of First Allmerica; Director (since 1989) of
  the Board                         Allmerica Investments, Inc.; and Director and Chairman
                                    of the Board (since 1990) of Allmerica Financial
                                    Investment Management Services, Inc.

Edward J. Parry, III                Director and Chief Financial Officer (since 1996) and
  Director, Vice President,         Vice President and Treasurer (since 1993) of First
  Chief Financial Officer and       Allmerica; Treasurer (since 1993) of Allmerica
  Treasurer                         Investments, Inc.; and Treasurer (since 1993) of
                                    Allmerica Financial Investment Management Services, Inc.

Richard M. Reilly                   Director (since 1996) and Vice President (since 1990) of
  Director, President and           First Allmerica; Director (since 1990) of Allmerica
  Chief Executive Officer           Investments, Inc.; and Director and President (since
                                    1998) of Allmerica Financial Investment Management
                                    Services, Inc.

NAME AND POSITION WITH COMPANY           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
----------------------------------  --------------------------------------------------------
Robert P. Restrepo, Jr.             Director and Vice President (since 1998) of First
  Director                          Allmerica; Chief Executive Officer (1996 to 1998) of
                                    Travelers Property & Casualty; Senior Vice President
                                    (1993 to 1996) of Aetna Life & Casualty Company

Eric A. Simonsen                    Director (since 1996) and Vice President (since 1990) of
  Director and Vice President       First Allmerica; Director (since 1991) of Allmerica
                                    Investments, Inc.; and Director (since 1991) of
                                    Allmerica Financial Investment Management Services, Inc.

Phillip E. Soule                    Director (since 1996) and Vice President (since 1987) of
  Director                          First Allmerica

                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of First Allmerica, acts as the principal underwriter of the Policies pursuant to a Sales and Administrative Services Agreement with the Company and the VEL Account. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Policies are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays commissions, based on a commission schedule, to registered representatives who sell the Policy. After issue of the Policy or an increase in Face Amount, commissions may be up to 45% of first-year premiums. Thereafter, commissions may be up to 15% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation of up to 0.50% of Policy Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first-year and renewal commissions and training reimbursements. General Agents may also receive overriding commissions, which will not exceed 2.5% of first-year or 4% of renewal premiums.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, productions of promotional literature, and similar services.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Policyowner or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Policyowners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10%, and 0.04% with respect to Fidelity VIP II Index 500 Portfolio of the aggregate net asset value, respectively, of the shares of such Funds held by the VEL Account. With respect to the T. Rowe Price International Stock

Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the VEL Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.

                                    REPORTS

The Company will maintain the records relating to the VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It will also set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the VEL Account and the Underlying Funds as required by the 1940 Act.

                               LEGAL PROCEEDINGS

There are no legal proceedings pending to which the VEL Account is a party, or to which the assets of the VEL Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the VEL Account.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. Statements contained in this Prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of VEL Account of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policies. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policies is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

THE COMPANY AND THE VEL ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code, and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the VEL Account.

The Company will review periodically the question of a charge to the VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the VEL Account.

TAXATION OF THE POLICIES

The Company believes that the Policies described in this Prospectus will be considered life insurance contracts under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the policy value to the insurance amount at risk. As a result, the death proceeds payable are excludable from the gross income of the beneficiary. Moreover, any increase in policy value is not taxable until received by the Policyowner or the Policyowner's designee. But see "Modified Endowment Contracts."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policies may need to be modified to comply with such regulations. For these reasons, the Policies or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the VEL Account.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

POLICY LOANS

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Contracts"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may revoke your request for a preferred loan.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any policies covering the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

MODIFIED ENDOWMENT CONTRACTS

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Policy offered by this Prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A policy fails to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years exceed the sum of the net level premiums that would have been paid, had the policy provided for paid-up future benefits after the payment of seven level premiums.

If a policy is considered a modified endowment contract, all distributions under the policy will be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the policy) will be includible in gross income to the extent that the cash surrender value of the policy exceeds the policyowner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same policyowner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be permanently classified as a modified endowment contract.

                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account become part of the assets of the Company, and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE

The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Policyowner's Policy Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate").

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4% per year, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan.

AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to Debt. However, such Policy Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or Policy Value transferred to the General Account, plus interest at an annual rate of 4% per year, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE POLICY

This Prospectus describes a flexible premium variable life insurance policy, and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the VEL Account. For complete details regarding the General Account, see the Policy itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Policy, or an increase in Face Amount, has been in force for ten policy years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. Partial withdrawals are made on a last-in/first-out basis from Policy Value allocated to the General Account.

The first 12 transfers in a Policy year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Policy year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Policy loans may also be made from the Policy Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Policy loans payable from the General Account may be delayed up to six months. If payment is delayed for 30 days or more, however, the Company will pay interest at least equal to an effective annual yield of 3.5% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              YEAR 2000 DISCLOSURE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.

The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.

                              FINANCIAL STATEMENTS

Financial Statements for the VEL Account and the Company are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the VEL Account.

                                   APPENDIX A
                               OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. For more information, contact your agent. The following supplemental benefits are available for issue under the Policies for an additional charge. CERTAIN RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

WAIVER OF PREMIUM RIDER

    This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

    This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

OTHER INSURED RIDER

    This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

CHILDREN'S INSURANCE RIDER

    This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

ACCIDENTAL DEATH BENEFIT RIDER

    This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

EXCHANGE OPTION RIDER

    This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

LIVING BENEFITS RIDER

    This rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

EXCHANGE TO TERM INSURANCE RIDER

    This Rider allows a Policy Owner which is a corporation or corporate grantor trust to exchange the Policy prior to the third Policy anniversary for a five-year non-convertible term insurance policy. An exchange credit will be paid to the policy owner. This rider may not be available in all states.

                                   APPENDIX B
                                PAYMENT OPTIONS

PAYMENT OPTIONS

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise by deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

    - the rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policies; or

    - the rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Variable Account.

Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi- annually, quarterly or monthly.

Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen.
           Depending upon this choice, payments will end:

      (1)  upon the death of the payee, with no further payments due (Life Annuity), or

      (2)  upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund),

      (3)  upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the
           Company each year but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. Payments will not continue, however, after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:
      (1)  in the same amount as the original amount;
      (2)  in an amount equal to two-thirds of the original amount; or
      (3)  in an amount equal to one-half-half of the original amount.

Payments under Option E are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50.

Subject to your and/or the Beneficiary's provision, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when this Policy becomes a claim, the right may be reserved to change to any other option. The payee who elects to change options must be a payee under the option selected.

ADDITIONAL DEPOSITS

An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS

A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option.

A corporation or fiduciary payee may select only option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES

The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                                   APPENDIX C
                  ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The tables illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Premium Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Premium Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assume that all premiums are allocated to and remain in the VEL Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested each year to earn interest (after taxes) at 5% compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the VEL Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the VEL Account for mortality and expense risks. In the Current Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.65%. In the Guaranteed Cost of Insurance Tables, the mortality and expense risk charge is equivalent to an effective annual rate of 0.90%.


EXPENSES OF THE UNDERLYING FUNDS
The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary and, in 1998 ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund , 1.00% for Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.

The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.


Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.88%


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
In the Current Cost of Insurance Tables, taking into account the 0.65% charge to the VEL Account and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of - 1.50%, 4.50% and 10.50%, respectively. In the Guaranteed Cost of Insurance Tables, taking into account the guaranteed 0.90% charge to the VEL Account and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the VEL Account since no charges are currently made. If in the future, however, such charges are made in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

TO CHOOSE THE SUB-ACCOUNTS WHICH BEST WILL MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF ALONG WITH THIS PROSPECTUS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1
                       CURRENT COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
             INTEREST  --------------------------------  --------------------------------  -------------------------------
   POLICY     AT 5%    SURRENDER    POLICY      DEATH    SURRENDER    POLICY      DEATH    SURRENDER   POLICY      DEATH
    YEAR     PER YEAR    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT
 ----------  --------  ---------  -----------  --------  ---------  -----------  --------  ---------  ---------  ---------
     1         4,410        169      3,511      250,000       398       3,740     250,000       627      3,969     250,000
     2         9,041      3,599      6,941      250,000     4,278       7,620     250,000     4,985      8,327     250,000
     3        13,903      6,948     10,290      250,000     8,302      11,644     250,000     9,770     13,112     250,000
     4        19,008     10,344     13,553      250,000    12,607      15,815     250,000    15,158     18,367     250,000
     5        24,368     13,924     16,731      250,000    17,333      20,140     250,000    21,335     24,142     250,000
     6        29,996     17,417     19,823      250,000    22,218      24,625     250,000    28,087     30,493     250,000
     7        35,906     20,817     22,822      250,000    27,263      29,268     250,000    35,470     37,475     250,000
     8        42,112     24,125     25,729      250,000    32,475      34,079     250,000    43,553     45,158     250,000
     9        48,627     27,339     28,542      250,000    37,861      39,064     250,000    52,414     53,618     250,000
     10       55,469     30,455     31,258      250,000    43,425      44,228     250,000    62,136     62,938     250,000
     11       62,652     33,871     33,871      250,000    49,575      49,575     250,000    73,213     73,213     250,000
     12       70,195     36,347     36,347      250,000    55,084      55,084     250,000    84,523     84,523     250,000
     13       78,114     38,681     38,681      250,000    60,759      60,759     250,000    96,985     96,985     250,000
     14       86,430     40,878     40,878      250,000    66,616      66,616     250,000   110,745    110,745     250,000
     15       95,161     42,927     42,927      250,000    72,658      72,658     250,000   125,951    125,951     250,000
     16      104,330     44,816     44,816      250,000    78,889      78,889     250,000   142,778    142,778     250,000
     17      113,956     46,568     46,568      250,000    85,343      85,343     250,000   161,442    161,442     250,000
     18      124,064     48,169     48,169      250,000    92,026      92,026     250,000   182,169    182,169     250,000
     19      134,677     49,606     49,606      250,000    98,948      98,948     250,000   205,218    205,218     254,471
     20      145,821     50,863     50,863      250,000   106,117     106,117     250,000   230,716    230,716     281,474
   Age 60     95,161     42,927     42,927      250,000    72,658      72,658     250,000   125,951    125,951     250,000
   Age 65    145,821     50,863     50,863      250,000   106,117     106,117     250,000   230,716    230,716     281,474
   Age 70    210,477     53,493     53,493      250,000   146,018     146,018     250,000   402,757    402,757     467,199
   Age 75    292,995     47,788     47,788      250,000   195,441     195,441     250,000   683,028    683,028     730,840

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY
                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 1
                      GUARANTEED COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
             INTEREST  --------------------------------  --------------------------------  -------------------------------
   POLICY     AT 5%    SURRENDER    POLICY      DEATH    SURRENDER    POLICY      DEATH    SURRENDER   POLICY      DEATH
    YEAR     PER YEAR    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT
 ----------  --------  ---------  -----------  --------  ---------  -----------  --------  ---------  ---------  ---------
     1         4,410          0      3,167      250,000        43       3,385     250,000       262      3,604     250,000
     2         9,041      2,886      6,228      250,000     3,521       6,863     250,000     4,183      7,526     250,000
     3        13,903      5,840      9,182      250,000     7,093      10,436     250,000     8,454     11,796     250,000
     4        19,008      8,813     12,022      250,000    10,890      14,099     250,000    13,237     16,446     250,000
     5        24,368     11,941     14,748      250,000    15,049      17,857     250,000    18,708     21,515     250,000
     6        29,996     14,952     17,358      250,000    19,303      21,709     250,000    24,639     27,046     250,000
     7        35,906     17,833     19,839      250,000    23,643      25,648     250,000    31,070     33,075     250,000
     8        42,112     20,578     22,182      250,000    28,065      29,669     250,000    38,047     39,651     250,000
     9        48,627     23,173     24,376      250,000    32,560      33,764     250,000    45,621     46,824     250,000
     10       55,469     25,605     26,407      250,000    37,121      37,923     250,000    53,850     54,652     250,000
     11       62,652     28,268     28,268      250,000    42,145      42,145     250,000    63,206     63,206     250,000
     12       70,195     29,951     29,951      250,000    46,426      46,426     250,000    72,567     72,567     250,000
     13       78,114     31,445     31,445      250,000    50,762      50,762     250,000    82,829     82,829     250,000
     14       86,430     32,744     32,744      250,000    55,154      55,154     250,000    94,102     94,102     250,000
     15       95,161     33,837     33,837      250,000    59,597      59,597     250,000   106,509    106,509     250,000
     16      104,330     34,697     34,697      250,000    64,077      64,077     250,000   120,185    120,185     250,000
     17      113,956     35,303     35,303      250,000    68,583      68,583     250,000   135,292    135,292     250,000
     18      124,064     35,617     35,617      250,000    73,094      73,094     250,000   152,014    152,014     250,000
     19      134,677     35,596     35,596      250,000    77,583      77,583     250,000   170,570    170,570     250,000
     20      145,821     35,194     35,194      250,000    82,028      82,028     250,000   191,228    191,228     250,000
   Age 60     95,161     33,837     33,837      250,000    59,597      59,597     250,000   106,509    106,509     250,000
   Age 65    145,821     35,194     35,194      250,000    82,028      82,028     250,000   191,228    191,228     250,000
   Age 70    210,477     26,069     26,069      250,000   103,101     103,101     250,000   331,546    331,546     384,593
   Age 75    292,995          0          0      250,000   119,588     119,588     250,000   555,575    555,575     594,465

(1) Assumes a $4,200 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                       CURRENT COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                   HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN
             INTEREST  --------------------------------  --------------------------------  ---------------------------------
   POLICY     AT 5%    SURRENDER    POLICY      DEATH    SURRENDER    POLICY      DEATH    SURRENDER    POLICY      DEATH
    YEAR     PER YEAR    VALUE     VALUE (2)   BENEFIT     VALUE     VALUE (2)   BENEFIT     VALUE    VALUE (2)    BENEFIT
 ----------  --------  ---------  -----------  --------  ---------  -----------  --------  ---------  ----------  ----------
     1         1,470        398      1,225       76,225       476       1,303      76,303       554        1,381      76,381
     2         3,014      1,602      2,429       77,429     1,835       2,662      77,662     2,078        2,905      77,905
     3         4,634      2,788      3,615       78,615     3,255       4,082      79,082     3,761        4,588      79,588
     4         6,336      3,987      4,781       79,781     4,770       5,564      80,564     5,651        6,445      81,445
     5         8,123      5,231      5,926       80,926     6,414       7,109      82,109     7,800        8,494      83,494
     6         9,999      6,456      7,051       82,051     8,125       8,720      83,720    10,160       10,756      85,756
     7        11,969      7,659      8,156       83,156     9,904      10,400      85,400    12,754       13,250      88,250
     8        14,037      8,842      9,239       84,239    11,755      12,152      87,152    15,605       16,002      91,002
     9        16,209     10,003     10,301       85,301    13,678      13,976      88,976    18,740       19,037      94,037
     10       18,490     11,142     11,341       86,341    15,678      15,876      90,876    22,186       22,385      97,385
     11       20,884     12,358     12,358       87,358    17,855      17,855      92,855    26,077       26,077     101,077
     12       23,398     13,353     13,353       88,353    19,915      19,915      94,915    30,148       30,148     105,148
     13       26,038     14,325     14,325       89,325    22,060      22,060      97,060    34,639       34,639     109,639
     14       28,810     15,274     15,274       90,274    24,293      24,293      99,293    39,591       39,591     114,591
     15       31,720     16,200     16,200       91,200    26,616      26,616     101,616    45,055       45,055     120,055
     16       34,777     17,101     17,101       92,101    29,033      29,033     104,033    51,080       51,080     126,080
     17       37,985     17,977     17,977       92,977    31,548      31,548     106,548    57,727       57,727     132,727
     18       41,355     18,829     18,829       93,829    34,164      34,164     109,164    65,059       65,059     140,059
     19       44,892     19,655     19,655       94,655    36,884      36,884     111,884    73,147       73,147     148,147
     20       48,607     20,454     20,454       95,454    39,711      39,711     114,711    82,069       82,069     157,069
   Age 60     97,665     26,592     26,592      101,592    74,542      74,542     149,542   241,065      241,065     323,027
   Age 65    132,771     27,813     27,813      102,813    96,812      96,812     171,812   401,674      401,674     490,042
   Age 70    177,576     27,042     27,042      102,042   122,383     122,383     197,383   662,522      662,522     768,526
   Age 75    234,759     23,259     23,259       98,259   150,706     150,706     225,706  1,087,391   1,087,391   1,163,509

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 30
                                                 SPECIFIED FACE AMOUNT = $75,000
                                                            SUM INSURED OPTION 2

                      GUARANTEED COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                  HYPOTHETICAL 6%                  HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN          GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
             INTEREST  -------------------------------  --------------------------------  -------------------------------
   POLICY     AT 5%    SURRENDER    POLICY      DEATH   SURRENDER    POLICY      DEATH    SURRENDER   POLICY      DEATH
    YEAR     PER YEAR    VALUE     VALUE (2)   BENEFIT    VALUE     VALUE (2)   BENEFIT     VALUE    VALUE (2)   BENEFIT
 ----------  --------  ---------  -----------  -------  ---------  -----------  --------  ---------  ---------  ---------
     1         1,470        351      1,178     76,178        427       1,254      76,254       504      1,331      76,331
     2         3,014      1,505      2,332     77,332      1,732       2,559      77,559     1,969      2,796      77,796
     3         4,634      2,638      3,465     78,465      3,091       3,918      78,918     3,581      4,408      79,408
     4         6,336      3,780      4,574     79,574      4,537       5,331      80,331     5,389      6,183      81,183
     5         8,123      4,964      5,658     80,658      6,103       6,797      81,797     7,439      8,133      83,133
     6         9,999      6,124      6,719     81,719      7,727       8,322      83,322     9,683     10,279      85,279
     7        11,969      7,258      7,755     82,755      9,408       9,905      84,905    12,141     12,637      87,637
     8        14,037      8,367      8,764     83,764     11,150      11,547      86,547    14,832     15,229      90,229
     9        16,209      9,449      9,747     84,747     12,951      13,248      88,248    17,779     18,076      93,076
     10       18,490     10,503     10,702     85,702     14,813      15,012      90,012    21,006     21,205      96,205
     11       20,884     11,629     11,629     86,629     16,839      16,839      91,839    24,641     24,641      99,641
     12       23,398     12,526     12,526     87,526     18,729      18,729      93,729    28,416     28,416     103,416
     13       26,038     13,395     13,395     88,395     20,687      20,687      95,687    32,565     32,565     107,565
     14       28,810     14,234     14,234     89,234     22,712      22,712      97,712    37,122     37,122     112,122
     15       31,720     15,042     15,042     90,042     24,808      24,808      99,808    42,130     42,130     117,130
     16       34,777     15,818     15,818     90,818     26,973      26,973     101,973    47,631     47,631     122,631
     17       37,985     16,562     16,562     91,562     29,211      29,211     104,211    53,677     53,677     128,677
     18       41,355     17,272     17,272     92,272     31,524      31,524     106,524    60,321     60,321     135,321
     19       44,892     17,947     17,947     92,947     33,911      33,911     108,911    67,621     67,621     142,621
     20       48,607     18,586     18,586     93,586     36,375      36,375     111,375    75,644     75,644     150,644
   Age 60     97,665     22,267     22,267     97,267     64,991      64,991     139,991   215,164    215,164     290,164
   Age 65    132,771     21,310     21,310     96,310     81,382      81,382     156,382   352,356    352,356     429,875
   Age 70    177,576     16,934     16,934     91,934     97,536      97,536     172,536   570,311    570,311     661,561
   Age 75    234,759      7,121      7,121     82,121    110,761     110,761     185,761   917,115    917,115     992,115

(1) Assumes a $1,400 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                       CURRENT COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                   HYPOTHETICAL 6%                    HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
             INTEREST  --------------------------------  --------------------------------  -----------------------------------
 CERTIFICATE  AT 5%    SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE   DEATH    SURRENDER   CERTIFICATE    DEATH
    YEAR     PER YEAR    VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE        VALUE      BENEFIT
 ----------  --------  ---------  -----------  --------  ---------  -----------  --------  ----------  -----------  ----------
     1        13,818      8,744      12,086     250,000     9,495      12,837     250,000     10,246       13,588      250,000
     2        28,327     20,586      23,928     250,000    22,843      26,185     250,000     25,190       28,532      250,000
     3        43,561     32,182      35,524     250,000    36,716      40,058     250,000     41,621       44,963      250,000
     4        59,557     43,659      46,868     250,000    51,260      54,468     250,000     59,812       63,020      250,000
     5        76,353     55,151      57,958     250,000    66,623      69,430     250,000     80,053       82,861      250,000
     6        93,989     66,383      68,789     250,000    82,549      84,955     250,000    102,247      104,654      280,472
     7       112,506     77,342      79,348     250,000    99,042     101,047     262,722    126,566      128,572      334,286
     8       131,950     88,027      89,631     250,000   116,113     117,717     296,648    153,211      154,815      390,135
     9       152,365     98,430      99,633     250,000   133,772     134,975     329,338    182,395      183,599      447,980
     10      173,801    108,540     109,342     259,140   152,019     152,821     362,186    214,344      215,146      509,897
     11      196,309    118,745     118,745     273,114   171,256     171,256     393,889    249,701      249,701      574,312
     12      219,943    127,776     127,776     284,941   190,211     190,211     424,171    287,441      287,441      640,994
     13      244,758    136,416     136,416     294,658   209,667     209,667     452,880    328,619      328,619      709,817
     14      270,814    144,665     144,665     303,796   229,623     229,623     482,209    373,531      373,531      784,414
     15      298,173    152,493     152,493     311,085   250,042     250,042     510,086    422,443      422,443      861,783
     16      326,899    159,869     159,869     318,139   270,874     270,874     539,038    475,626      475,626      946,496
     17      357,062    166,830     166,830     321,982   292,155     292,155     563,858    533,492      533,492    1,029,639
     18      388,733    173,343     173,343     325,885   313,829     313,829     589,998    596,347      596,347    1,121,133
     19      421,988    179,372     179,372     328,251   335,827     335,827     614,564    664,496      664,496    1,216,028
     20      456,905    184,879     184,879     329,084   358,070     358,070     637,365    738,239      738,239    1,314,065
   Age 60    298,173    152,493     152,493     311,085   250,042     250,042     510,086    422,443      422,443      861,783
   Age 65    456,905    184,879     184,879     329,084   358,070     358,070     637,365    738,239      738,239    1,314,065
   Age 70    659,493    202,385     202,385     319,768   467,884     467,884     739,257  1,197,220    1,197,220    1,891,607
   Age 75    918,052    199,379     199,379     283,118   560,358     560,358     795,708  1,811,836    1,811,836    2,572,807

(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                       VARI-EXCEPTIONAL LIFE PLUS POLICY

                                                               NON-SMOKER AGE 45
                                                SPECIFIED FACE AMOUNT = $250,000
                                                            SUM INSURED OPTION 3

                      GUARANTEED COST OF INSURANCE CHARGES

             PREMIUMS
               PAID            HYPOTHETICAL 0%                    HYPOTHETICAL 6%                     HYPOTHETICAL 12%
               PLUS        GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN              GROSS INVESTMENT RETURN
             INTEREST  --------------------------------  ----------------------------------  -----------------------------------
 CERTIFICATE  AT 5%    SURRENDER  CERTIFICATE   DEATH    SURRENDER  CERTIFICATE    DEATH     SURRENDER   CERTIFICATE    DEATH
    YEAR     PER YEAR    VALUE       VALUE     BENEFIT     VALUE       VALUE      BENEFIT      VALUE        VALUE      BENEFIT
 ----------  --------  ---------  -----------  --------  ---------  -----------  ----------  ----------  -----------  ----------
     1        13,818      8,356      11,699     273,397     9,095      12,438       274,875      9,835       13,177      276,354
     2        28,327     19,745      23,087     296,174    21,949      25,291       300,582     24,242       27,584      305,169
     3        43,561     30,818      34,160     318,321    35,222      38,564       327,127     39,987       43,329      336,659
     4        59,557     41,699      44,908     339,815    49,044      52,252       354,505     57,313       60,522      371,043
     5        76,353     52,519      55,326     360,652    63,553      66,361       382,721     76,481       79,288      408,576
     6        93,989     63,001      65,407     380,814    78,479      80,885       411,771     97,353       99,759      449,518
     7       112,506     73,123      75,128     400,256    93,801      95,807       441,613    120,053      122,058      494,116
     8       131,950     82,868      84,472     418,945   109,504     111,108       472,216    144,717      146,321      542,641
     9       152,365     92,212      93,416     436,831   125,558     126,761       503,522    171,479      172,682      595,364
     10      173,801    101,127     101,930     453,859   141,928     142,730       535,459    200,473      201,275      652,550
     11      196,309    109,996     109,996     469,991   158,983     158,983       567,966    232,249      232,249      714,497
     12      219,943    117,592     117,592     485,184   175,483     175,483       600,966    265,751      265,751      781,503
     13      244,758    124,697     124,697     499,394   192,185     192,185       634,370    301,933      301,933      853,866
     14      270,814    131,293     131,293     512,586   209,045     209,045       668,090    340,951      340,951      931,901
     15      298,173    137,355     137,355     524,710   226,004     226,004       702,009    382,948      382,948    1,015,896
     16      326,899    142,831     142,831     535,661   242,964     242,964       735,927    428,015      428,015    1,106,030
     17      357,062    147,682     147,682     545,363   259,828     259,828       769,656    476,244      476,244    1,202,487
     18      388,733    151,842     151,842     553,683   276,455     276,455       802,911    527,648      527,648    1,305,295
     19      421,988    155,230     155,230     560,460   292,670     292,670       835,340    582,165      582,165    1,414,330
     20      456,905    157,778     157,778     565,555   308,292     308,292       866,584    639,693      639,693    1,529,386
   Age 60    298,173    137,355     137,355     524,710   226,004     226,004       702,009    382,948      382,948    1,015,896
   Age 65    456,905    157,778     157,778     565,555   308,292     308,292       866,584    639,693      639,693    1,529,386
   Age 70    659,493    156,433     156,433     562,866   371,396     371,396       992,792    965,814      965,814    2,181,627
   Age 75    918,052    126,159     126,159     502,317   386,463     386,463     1,022,926  1,302,270    1,302,270    2,854,540

(1) Assumes a $13,160 premium is paid at the beginning of each Policy year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX D
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge may be calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to $8.50 per thousand dollars of the initial Face Amount plus 30% of the Guideline Annual Premium. The maximum surrender charge for an increase in the Face Amount is $8.50 per thousand dollars of increase, plus 30% of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

    Maximum surrender charge = (8.5 X Face Amount) + (0.3 X Guideline Annual
                                    Premium)
                              ----------------------------------------------
                                      1000

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charges at certain Ages will not exceed a specified amount per $1,000 of initial Face Amount (or increase in Face Amount) as shown below.

The maximum surrender charge remains level for the first 44 Policy months, reduces by 1% per month for the next 76 Policy months, and is zero thereafter. The actual surrender charge imposed may be less than the maximum. The actual surrender charge imposed will be the lesser of either the maximum surrender charge or the sum of $8.50 per thousand dollars of Face Amount plus 30% of premiums paid which are associated with the initial Face Amount or increase, as applicable.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Premium Class (Smoker) as indicated in the table below.

                MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

 Age at                            Age at
issue or     Unisex     Unisex    issue or     Unisex     Unisex
increase   Nonsmoker    Smoker    increase   Nonsmoker    Smoker
---------  ----------  ---------  ---------  ----------  ---------

    0                    7.53        41        12.88       14.18
    1                    7.54        42        13.08       14.46
    2                    7.66        43        13.30       14.75
    3                    7.79        44        13.53       15.05
    4                    7.93        45        13.77       15.37
    5                    8.08        46        14.03       15.71
    6                    8.24        47        14.31       16.07
    7                    8.40        48        14.60       16.45
    8                    8.57        49        14.91       16.85
    9                    8.76        50        15.24       17.27
   10                    8.96        51        15.59       17.72
   11                    9.16        52        15.97       18.20
   12                    9.38        53        16.37       18.70
   13                    9.60        54        16.80       19.23
   14                    9.83        55        17.25       19.80
   15                    10.07       56        17.73       20.39
   16                    10.30       57        18.25       21.01
   17                    10.53       58        18.80       21.68
   18         9.91       10.77       59        19.39       22.38
   19        10.06       10.84       60        20.02       23.14
   20        10.22        .92        61        20.70       23.94

 Age at                            Age at
issue or     Unisex     Unisex    issue or     Unisex     Unisex
increase   Nonsmoker    Smoker    increase   Nonsmoker    Smoker
---------  ----------  ---------  ---------  ----------  ---------
   21        10.39       10.99       62        21.42       24.79
   22        10.57       11.08       63        22.20       25.70
   23        10.64       11.16       64        23.04       26.66
   24        10.71       11.26       65        23.93       27.67
   25        10.78       11.36       66        24.88       28.74
   26        10.86       11.46       67        25.90       29.87
   27        10.95       11.58       68        27.00       31.07
   28        11.04       11.70       69        28.18       32.35
   29        11.14       11.83       70        29.46       33.73
   30        11.24       11.97       71        30.85       35.21
   31        11.35       12.12       72        32.33       36.79
   32        11.47       12.28       73        33.94       38.48
   33        11.59       12.44       74        35.66       40.26
   34        11.72       12.62       75        37.50       42.14
   35        11.86       12.81       76        39.46       44.11
   36        12.01       13.01       77        41.56       45.84
   37        12.16       13.22       78        43.82       45.59
   38        12.32       13.44       79        44.20       45.31
   39        12.50       13.67       80        43.88       45.02
   40        12.68       13.92

                                    EXAMPLES

For the purposes of these examples, assume that a male, Age 45 non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,682.90. The maximum surrender charge at issue is calculated as follows:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $504.87
     (30% of GAP)

       Maximum Surrender Charge                              $1,354.87

The actual surrender charge is the smaller of the maximum surrender charge and the following sum:

(1)  Deferred Administrative Charge                            $850.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                      Varies
     (30% of Premiums Paid associated with the initial
     face amount)
                                                         -------------

                                                            Sum of (1)
                                                               and (2)

The maximum surrender charge is $1,354.87. All premiums are associated with the initial face amount unless the Face Amount is increased.

Example 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $1,500. The actual surrender charge would be $1,300. If, instead of $1,500, he had paid total premiums of $1,682.90 or greater, the actual surrender charge would be $1,354.87.

Example 2:

Assume the Policyowner surrenders the Policy in the 54th month, having paid total premiums of $1,500. After the 44th Policy month, the maximum surrender charge decreases by 1% per month ($13,5487 per month in this example). In this example the maximum surrender charge would be $1,219.38. The actual surrender charge is $1,219.38. If instead of $1,500, he had paid total premiums of less than $1,231.27, the actual surrender charge would be less than $1,219.38.

Example 3:

This example illustrates the calculation of the surrender charge for an increase. A separate surrender charge is calculated when the Face Amount of the Policy is increased. Assume our sample Policyowner increases his Face Amount to $250,000 on the 25th monthly payment date at Age 47. In this example the Guideline Annual Premium for the increase is $2,681.26.

The maximum surrender charge for the increase is $2,109.49 as calculated below:

(1)  Deferred Administrative Charge                          $1,275.00
     ($8.50/$1,000 of Face Amount)

(2)  Deferred Sales Charge                                     $804.38
     (30% of Guideline Annual Premium for the increase)

       Maximum Surrender Charge                              $2,079.38

The actual surrender charge for the increase is the smaller of the maximum surrender charge for the increase and the following sum:

(1)  Deferred Administrative Charge                          $1,275.00

(2)  Deferred Sales Charge                                      Varies
     (30% of the Policy value, on the effective date of
     the increase, associated with the increase)

(3)  (30% of Premiums paid associated the increase)             Varies
                                                         -------------

                                              Sum of (1), (2), and (3)

To calculate the actual surrender charges, premium and accumulated value must be allocated between the initial face amount and the increase. This is done as follows:

(1) Premium is allocated to the initial face amount if it is received before an application for an increase.

(2) Premium is associated with the base Policy and the increase in proportion to their respective Guideline Annual Premiums if the premium is received after an application for an increase. In this example, 39.4% of premium ($1,740.95/$4,422.21) is allocated to the initial face amount and 60.6% of premium ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

(3) The Policy Value on the effective date of an increase is also allocated between the initial Face Amount and the increase in proportion to their Guideline Annual Premiums. In this example, 60.6% ($2,681.26/$4,422.21) of the Policy Value will be allocated to the increase.

Continuing the example, assume that the Policyowner has paid $1,500 of premium before and $2,000 after the effective date of the increase. Also, assume that the Policy Value of the Policy on the effective date of the increase is $1,300. The following values result when the Policy is surrendered in the 54th Policy month.

(A) Related to the Initial Face Amount

    1. The maximum surrender charge began to decrease in the 44th Policy month and now equals $1,219.38.

    2. The actual surrender charge is the lesser of $1,219.38 and the following sum.

(a)  Deferred Administrative Charge                            $850.00

(b)  30% of premium paid before the increase                   $450.00

(c)  11.82% (.30 X .394) of premium paid after the             $236.40
     increase

                                                             $1,536.40

The actual surrender charge for the initial Face Amount is thus $1,219.38.

(B) Related to the Increase in Face Amount

    3. The maximum surrender charge is $2,079.32, decreasing by 1% per month beginning in the 68th Policy month (44 months after the effective date of the increase).

    4. The actual surrender charge is the lesser of $2,079.38 and the following sum.

(a)  Deferred Administrative Charge                          $1,275.00

(b)  18.18% (.30 X .606) of the $1,300 Policy value on         $236.34
     the effective date of the increase

(c)  18.18% of the $2,000.00 of premium paid after the         $363.60
     increase

                                                             $1,874.94

The surrender charge for the increase in Face Amount is $1,874.94. The total surrender charge on the Policy is the sum of the surrender charge for the initial Face Amount plus the surrender charge for the increase. The total surrender charge is therefore $3,094.32 (the sum of $1,219.38 + $1,874.94).

Example 4:

This example illustrates the calculation of the charges on partial withdrawal and their impact on the surrender charge(s). In addition to the facts in Example 3, assume that a $1,000 partial withdrawal is made in the 36th Policy month. Assume that the Policy Value on the date of the partial withdrawal request was $1,500. The partial withdrawal charge is $42.50 (10% of Policy Value, $150 in this example, may be withdrawn at no charge other than the transaction charge. The balance of $850 is assessed a charge of 5%.) A transaction charge of $20 (equal to the lesser of $25 or 2% of the amount withdrawn) would also be assessed.

The maximum and actual surrender charges for the increase are reduced by the partial withdrawal charge of $42.50 (but not the transaction charge of $20). When the Policyowner surrenders the Policy in the 54th Policy month, the maximum surrender charge for the increase is $2,036.88 (the difference of $2,079.38 - $42.50) and the actual surrender charge for the increase is $1,932.44 (the difference of $1,874.94 - $42.50).

The total surrender charge on the Policy is $3,051.82 (the sum of $1,219.38 + $1,832.44).

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Policies were first offered to the public in 1991. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables IA and IB) and based on the periods that the Underlying Funds have been in existence (Tables IIA and IIB). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (Table IA and IIA) under a "representative" Policy that is surrendered at the end of the applicable period. FOR MORE INFORMATION ON CHARGES UNDER THE POLICIES, SEE CHARGES AND DEDUCTIONS.

Performance information may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life Separate Accounts or other investment products tracked by Lipper Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Services. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

In each table below, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                          10 YEARS
                                                                           OR LIFE
                                                   ONE-YEAR                  OF
                                                    TOTAL         5      SUB-ACCOUNT
UNDERLYING FUND                                     RETURN      YEARS     (IF LESS)
Select Aggressive Growth Fund                       -100.00%    4.86%        10.67%
Select Capital Appreciation Fund                     -97.50%     N/A          3.22%
Select Value Opportunity Fund                       -100.00%    2.73%         6.14%
Select Emerging Markets Fund                         N/A         N/A       -100.00%
T. Rowe Price International Stock Portfolio          -95.69%     N/A         -9.14%
Fidelity VIP Overseas Portfolio                      -98.53%   -1.13%         6.19%
Select International Equity Fund                     -95.11%     N/A          0.09%
DGPF International Equity Series                    -100.00%   -0.18%         3.19%
Fidelity VIP Growth Portfolio                        -74.00%   12.33%        15.82%
Select Growth Fund                                   -77.73%   12.77%        11.80%
Select Strategic Growth Fund                         N/A         N/A       -100.00%
Growth Fund                                          -92.51%    9.33%        13.31%
Fidelity VIP II Index 500 Portfolio                  N/A         N/A         N/A
Equity Index Fund                                    -84.25%   14.12%        16.12%
Fidelity VIP Equity-Income Portfolio                 -99.56%    9.07%        11.93%
Select Growth and Income Fund                        -95.16%    8.01%         8.71%
Fidelity VIP II Asset Manager Portfolio              -96.42%     N/A          2.18%
Fidelity VIP High Income Portfolio                  -100.00%   -2.18%         7.22%
Investment Grade Income Fund                        -100.00%   -4.31%         5.24%
Government Bond Fund                                -100.00%   -5.43%         0.27%
Money Market Fund                                   -100.00%   -6.34%         1.51%

The inception dates for the Sub-Accounts are: 11/19/87 for Growth, Fidelity VIP Overseas, and Fidelity VIP High Income; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 5/27/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                      SINCE INCEPTION OF THE SUB-ACCOUNTS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                            10 YEARS
                                                                             OR LIFE
                                                     ONE-YEAR                  OF
                                                       TOTAL        5      SUB-ACCOUNT
UNDERLYING FUND                                       RETURN      YEARS     (IF LESS)
Select Aggressive Growth Fund                            9.84%   14.14%        16.58%
Select Capital Appreciation Fund                        13.13%     N/A         19.56%
Select Value Opportunity Fund                            4.18%   12.26%        13.69%
Select Emerging Markets Fund                            N/A        N/A        -14.03%
T. Rowe Price International Stock Portfolio             15.10%     N/A         10.38%
Fidelity VIP Overseas Portfolio                         12.01%    8.89%         9.18%
Select International Equity Fund                        15.72%     N/A         11.46%
DGPF International Equity Series                         9.60%    9.72%        11.13%
Fidelity VIP Growth Portfolio                           38.58%   20.84%        18.44%
Select Growth Fund                                      34.55%   21.24%        17.63%
Select Strategic Growth Fund                            N/A        N/A         -2.56%
Growth Fund                                             18.54%   18.13%        16.01%
Fidelity VIP II Index 500 Portfolio                     N/A        N/A         N/A
Equity Index Fund                                       27.49%   22.47%        19.68%
Fidelity VIP Equity-Income Portfolio                    10.90%   17.90%        14.68%
Select Growth and Income Fund                           15.67%   16.95%        14.77%
Fidelity VIP II Asset Manager Portfolio                 14.30%     N/A         13.36%
Fidelity VIP High Income Portfolio                      -4.95%    7.99%        10.16%
Investment Grade Income Fund                             7.27%    6.16%         8.28%
Government Bond Fund                                     6.97%    5.21%         5.80%
Money Market Fund                                        4.82%    4.44%         4.75%

The inception dates for the Sub-Accounts are: 11/19/87 for Growth, Fidelity VIP Overseas, and Fidelity VIP High Income; 12/2/87 for Investment Grade Income; 12/22/87 for Money Market; 10/25/90 for Equity Index; 11/6/91 for Government Bond; 9/17/92 for Select Aggressive Growth, for Select Growth, and Select Growth and Income; 5/6/93 for Select Value Opportunity; 5/3/94 for Select International Equity; 4/30/95 for the Select Capital Appreciation; 11/16/87 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 5/11/94 for Fidelity VIP II Asset Manager; 5/18/93 for DGPF International Equity; 6/25/95 for T. Rowe Price International Stock; and 5/27/98 for Select Emerging Markets and Select Strategic Growth.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY


The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male (unisex rates), Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

                                                                           10 YEARS
                                                    ONE-YEAR               OR LIFE
                                                     TOTAL         5       OF FUND
UNDERLYING FUND                                      RETURN      YEARS    (IF LESS)
Select Aggressive Growth Fund                        -100.00%    4.86%        11.43%
Select Capital Appreciation Fund                      -97.50%     N/A          3.23%
Select Value Opportunity Fund                        -100.00%    2.73%         6.38%
Select Emerging Markets Fund                          N/A         N/A       -100.00%
T. Rowe Price International Stock Portfolio           -95.69%     N/A         -2.46%
Fidelity VIP Overseas Portfolio                       -98.53%   -1.13%         6.19%
Select International Equity Fund                      -95.11%     N/A          0.32%
DGPF International Equity Series                     -100.00%   -0.18%         3.62%
Fidelity VIP Growth Portfolio                         -74.00%   12.33%        15.82%
Select Growth Fund                                    -77.73%   12.77%        12.57%
Select Strategic Growth Fund                          N/A         N/A       -100.00%
Growth Fund                                           -92.51%    9.33%        13.31%
Fidelity VIP II Index 500 Portfolio                   -84.26%   14.61%        14.83%
Equity Index Fund                                     -84.25%   14.12%        16.22%
Fidelity VIP Equity-Income Portfolio                  -99.56%    9.07%        11.93%
Select Growth and Income Fund                         -95.16%    8.01%         8.67%
Fidelity VIP II Asset Manager Portfolio               -96.42%    1.38%         9.05%
Fidelity VIP High Income Portfolio                   -100.00%   -2.18%         7.22%
Investment Grade Income Fund                         -100.00%   -4.31%         5.24%
Government Bond Fund                                 -100.00%   -5.43%         0.96%
Money Market Fund                                    -100.00%   -6.34%         1.51%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for the T. Rowe Price International Stock; 2/20/98 for Select Emerging Markets and Select Strategic Growth; and 8/27/92 for Fidelity VIP II Index 500.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

                                                                              10 YEARS
                                                        ONE-YEAR               OR LIFE
                                                          TOTAL        5       OF FUND
UNDERLYING FUND                                          RETURN      YEARS    (IF LESS)
Select Aggressive Growth Fund                               9.84%   14.14%       17.18%
Select Capital Appreciation Fund                           13.13%     N/A        19.53%
Select Value Opportunity Fund                               4.18%   12.26%       13.87%
Select Emerging Markets Fund                               N/A        N/A       -21.95%
T. Rowe Price International Stock Portfolio                15.10%     N/A         8.86%
Fidelity VIP Overseas Portfolio                            12.01%    8.89%        9.18%
Select International Equity Fund                           15.72%     N/A        11.64%
DGPF International Equity Series                            9.60%    9.72%       10.30%
Fidelity VIP Growth Portfolio                              38.58%   20.84%       18.44%
Select Growth Fund                                         34.55%   21.24%       18.24%
Select Strategic Growth Fund                               N/A        N/A        -3.08%
Growth Fund                                                18.54%   18.13%       16.01%
Fidelity VIP II Index 500 Portfolio                        27.48%   22.92%       20.37%
Equity Index Fund                                          27.49%   22.47%       19.73%
Fidelity VIP Equity-Income Portfolio                       10.90%   17.90%       14.68%
Select Growth and Income Fund                              15.67%   16.95%       14.63%
Fidelity VIP II Asset Manager Portfolio                    14.30%   11.08%       12.24%
Fidelity VIP High Income Portfolio                         -4.95%    7.99%       10.16%
Investment Grade Income Fund                                7.27%    6.16%        8.28%
Government Bond Fund                                        6.97%    5.21%        6.22%
Money Market Fund                                           4.82%    4.44%        4.75%

The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/2/94 for Select International Equity; 4/28/95 for the Select Capital Appreciation Fund; 10/9/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/6/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for the T. Rowe Price International Stock; 2/20/98 for Select Emerging Markets and Select Strategic Growth; and 8/27/92 for Fidelity VIP II Index 500.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                                  VEL ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                INVESTMENT      MONEY       EQUITY     GOVERNMENT
                                   GROWTH      GRADE INCOME     MARKET       INDEX        BOND
                                ------------   ------------   ----------  -----------  -----------
ASSETS:
Investments in shares of
 Allmerica Investment
 Trust........................  $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
Investments in shares of
 Fidelity Variable
 Insurance Products Funds
 (VIP)........................            --            --            --           --          --
Investment in shares of T.
 Rowe Price
 International Series, Inc....            --            --            --           --          --
Investment in shares of
 Delaware Group
 Premium Fund, Inc............            --            --            --           --          --
                                ------------   ------------   ----------  -----------  -----------
  Total assets................    56,358,558     9,774,774     8,833,264   27,779,189   2,456,041

LIABILITIES:                              --            --            --           --          --
                                ------------   ------------   ----------  -----------  -----------
  Net assets..................  $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
                                ------------   ------------   ----------  -----------  -----------
                                ------------   ------------   ----------  -----------  -----------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life
    policies..................  $ 54,821,063    $9,371,642    $8,105,681  $25,901,938  $2,300,110
  VEL Plus Series variable
    life policies.............     1,537,495       403,132       727,583    1,877,251     155,931
                                ------------   ------------   ----------  -----------  -----------
                                $ 56,358,558    $9,774,774    $8,833,264  $27,779,189  $2,456,041
                                ------------   ------------   ----------  -----------  -----------
                                ------------   ------------   ----------  -----------  -----------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     9,833,856     3,981,513     4,823,142    5,999,855   1,549,260
    Net asset value per unit,
      December 31,
      1998....................  $   5.574727    $ 2.353789    $ 1.680581  $  4.317094  $ 1.484651
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       273,644       169,928       429,549      431,447     104,207
    Net asset value per unit,
      December 31,
      1998....................  $   5.618604    $ 2.372370    $ 1.693833  $  4.351061  $ 1.496357

                                   SELECT                                                     SELECT
                                 AGGRESSIVE      SELECT     SELECT GROWTH   SELECT VALUE   INTERNATIONAL
                                   GROWTH        GROWTH      AND INCOME     OPPORTUNITY*      EQUITY
                                ------------   -----------  -------------   ------------   -------------
ASSETS:
Investments in shares of
 Allmerica Investment
 Trust........................  $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
Investments in shares of
 Fidelity Variable
 Insurance Products Funds
 (VIP)........................            --            --            --             --              --
Investment in shares of T.
 Rowe Price
 International Series, Inc....            --            --            --             --              --
Investment in shares of
 Delaware Group
 Premium Fund, Inc............            --            --            --             --              --
                                ------------   -----------  -------------   ------------   -------------
  Total assets................    26,275,272    18,190,159    13,171,717     10,509,007      10,493,602
LIABILITIES:                              --            --            --             --              --
                                ------------   -----------  -------------   ------------   -------------
  Net assets..................  $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
                                ------------   -----------  -------------   ------------   -------------
                                ------------   -----------  -------------   ------------   -------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life
    policies..................  $ 23,891,389   $16,891,924   $12,697,040    $ 9,128,432     $ 9,424,495
  VEL Plus Series variable
    life policies.............     2,383,883     1,298,235       474,677      1,380,575       1,069,107
                                ------------   -----------  -------------   ------------   -------------
                                $ 26,275,272   $18,190,159   $13,171,717    $10,509,007     $10,493,602
                                ------------   -----------  -------------   ------------   -------------
                                ------------   -----------  -------------   ------------   -------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     9,178,913     6,133,367     5,382,508      4,452,668       5,726,903
    Net asset value per unit,
      December 31,
      1998....................  $   2.602856   $  2.754103   $  2.358945    $  2.050104     $  1.645653
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       908,731       467,714       199,651        668,163         644,591
    Net asset value per unit,
      December 31,
      1998....................  $   2.623309   $  2.775705   $  2.377534    $  2.066224     $  1.658582

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                  SELECT     SELECT
                                SELECT CAPITAL   EMERGING   STRATEGIC  FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                 APPRECIATION     MARKETS    GROWTH    MONEY MARKET   HIGH INCOME    EQUITY-INCOME
                                --------------   ---------  ---------  ------------   ------------   ------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...    $5,563,082     $ 160,049  $ 126,793   $       --    $        --    $        --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........            --            --         --    2,014,668     11,782,500     73,318,643
Investment in shares of T.
 Rowe Price International
 Series, Inc..................            --            --         --           --             --             --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................            --            --         --           --             --             --
                                --------------   ---------  ---------  ------------   ------------   ------------
  Total assets................     5,563,082       160,049    126,793    2,014,668     11,782,500     73,318,643

LIABILITIES:                              --            --         --           --             --             --
                                --------------   ---------  ---------  ------------   ------------   ------------
  Net assets..................    $5,563,082     $ 160,049  $ 126,793   $2,014,668    $11,782,500    $73,318,643
                                --------------   ---------  ---------  ------------   ------------   ------------
                                --------------   ---------  ---------  ------------   ------------   ------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life policies....    $5,000,456     $ 129,997  $ 104,377   $2,014,668    $11,074,562    $68,487,618
  VEL Plus Series variable
    life policies.............       562,626        30,052     22,416           --        707,938      4,831,025
                                --------------   ---------  ---------  ------------   ------------   ------------
                                  $5,563,082     $ 160,049  $ 126,793   $2,014,668    $11,782,500    $73,318,643
                                --------------   ---------  ---------  ------------   ------------   ------------
                                --------------   ---------  ---------  ------------   ------------   ------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     2,615,505       152,735    108,008    1,184,227      3,784,828     13,469,358
    Net asset value per unit,
      December 31, 1998.......    $ 1.911851     $0.851126  $0.966386   $ 1.701251    $  2.926041    $  5.084698
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......       291,986        34,957     23,005           --        240,051        942,684
    Net asset value per unit,
      December 31, 1998.......    $ 1.926898     $0.859703  $0.974418   $       --    $  2.949114    $  5.124755

                                                                                       T. ROWE PRICE        DGPF
                                 FIDELITY VIP     FIDELITY VIP     FIDELITY VIP II     INTERNATIONAL    INTERNATIONAL
                                    GROWTH          OVERSEAS        ASSET MANAGER          STOCK           EQUITY
                                 -------------    -------------    ----------------    -------------    -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...    $        --      $        --        $       --         $       --       $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........     85,480,839       18,960,973         2,190,646                 --               --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................             --               --                --          3,643,543               --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................             --               --                --                 --        6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
  Total assets................     85,480,839       18,960,973         2,190,646          3,643,543        6,130,526
LIABILITIES:                               --               --                --                 --               --
                                 -------------    -------------    ----------------    -------------    -------------
  Net assets..................    $85,480,839      $18,960,973        $2,190,646         $3,643,543       $6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
                                 -------------    -------------    ----------------    -------------    -------------
Net asset distribution by
 category:
  VEL '87 and VEL '91 Series
    variable life policies....    $81,673,560      $18,186,589        $1,826,845         $3,387,481       $5,570,155
  VEL Plus Series variable
    life policies.............      3,807,279          774,384           363,801            256,062          560,371
                                 -------------    -------------    ----------------    -------------    -------------
                                  $85,480,839      $18,960,973        $2,190,646         $3,643,543       $6,130,526
                                 -------------    -------------    ----------------    -------------    -------------
                                 -------------    -------------    ----------------    -------------    -------------
Units outstanding and net
 asset value per unit:
  VEL '87 and VEL '91 Series:
    Units outstanding,
      December 31, 1998.......     11,976,317        6,721,713         1,029,044          2,412,279        3,101,321
    Net asset value per unit,
      December 31, 1998.......    $  6.819589      $  2.705648        $ 1.775284         $ 1.404266       $ 1.796059
  VEL Plus Series:
    Units outstanding,
      December 31, 1998.......        553,930          283,973           203,325            180,920          309,562
    Net asset value per unit,
      December 31, 1998.......    $  6.873211      $  2.726965        $ 1.789261         $ 1.415328       $ 1.810202

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                              GROWTH                        INVESTMENT GRADE INCOME
                                               -------------------------------------  -----------------------------------
                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996         1998        1997         1996
                                               -----------  -----------  -----------  ----------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   567,559  $   683,187  $   786,603  $  557,875  $   592,446  $  634,850
  Mortality and expense risk fees............     (474,845)    (423,602)    (345,030)    (84,687)     (82,739)    (87,871)
                                               -----------  -----------  -----------  ----------  -----------  ----------
    Net investment income (loss).............       92,714      259,585      441,573     473,188      509,707     546,979
                                               -----------  -----------  -----------  ----------  -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      542,213    8,215,255    3,716,918          --           --          --
  Net realized gain (loss) from sales of
    investments..............................      926,720      800,189      603,156      58,338       16,779        (181)
                                               -----------  -----------  -----------  ----------  -----------  ----------
  Net realized gain (loss)...................    1,468,933    9,015,444    4,320,074      58,338       16,779        (181)
  Net unrealized gain (loss).................    7,381,427      592,925    1,960,758     107,408      225,179    (291,424)
                                               -----------  -----------  -----------  ----------  -----------  ----------
    Net realized and unrealized gain
      (loss).................................    8,850,360    9,608,369    6,280,832     165,746      241,958    (291,605)
                                               -----------  -----------  -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    8,943,074    9,867,954    6,722,405     638,934      751,665     255,374
                                               -----------  -----------  -----------  ----------  -----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    4,147,095    4,632,238    5,044,215   1,014,569    1,285,975   1,542,885
  Terminations...............................   (2,473,432)  (1,791,890)  (1,571,480)   (674,881)    (316,217)   (475,070)
  Insurance and other charges................   (2,385,814)  (2,372,430)  (2,218,963)   (554,423)    (598,463)   (706,041)
  Transfers between sub-accounts (including
    fixed account), net......................   (1,184,061)     (23,635)    (876,237)    243,012   (1,447,854)   (389,620)
  Other transfers from (to) the General
    Account..................................   (1,337,883)  (1,229,320)    (989,994)   (161,645)    (242,295)   (299,119)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --          --           --          --
                                               -----------  -----------  -----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................   (3,234,095)    (785,037)    (612,459)   (133,368)  (1,318,854)   (326,965)
                                               -----------  -----------  -----------  ----------  -----------  ----------

  Net increase (decrease) in net assets......    5,708,979    9,082,917    6,109,946     505,566     (567,189)    (71,591)

NET ASSETS:
  Beginning of year..........................   50,649,579   41,566,662   35,456,716   9,269,208    9,836,397   9,907,988
                                               -----------  -----------  -----------  ----------  -----------  ----------
  End of year................................  $56,358,558  $50,649,579  $41,566,662  $9,774,774  $ 9,269,208  $9,836,397
                                               -----------  -----------  -----------  ----------  -----------  ----------
                                               -----------  -----------  -----------  ----------  -----------  ----------

                                                           MONEY MARKET
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   409,925  $   417,826  $   355,812
  Mortality and expense risk fees............      (67,856)     (69,497)     (61,058)
                                               -----------  -----------  -----------
    Net investment income (loss).............      342,069      348,329      294,754
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --           --           --
  Net realized gain (loss) from sales of
    investments..............................           --           --           --
                                               -----------  -----------  -----------
  Net realized gain (loss)...................           --           --           --
  Net unrealized gain (loss).................           --           --           --
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................      342,069      348,329      294,754
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    2,295,240    3,773,110    3,687,528
  Terminations...............................     (934,244)    (326,856)    (563,991)
  Insurance and other charges................   (1,485,131)  (1,672,886)  (1,808,373)
  Transfers between sub-accounts (including
    fixed account), net......................    1,134,463   (2,372,407)     (84,740)
  Other transfers from (to) the General
    Account..................................      160,429     (111,741)      20,287
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................    1,170,757     (710,780)   1,250,711
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    1,512,826     (362,451)   1,545,465
NET ASSETS:
  Beginning of year..........................    7,320,438    7,682,889    6,137,424
                                               -----------  -----------  -----------
  End of year................................  $ 8,833,264  $ 7,320,438  $ 7,682,889
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                            EQUITY INDEX                        GOVERNMENT BOND
                                               --------------------------------------  ----------------------------------
                                                      YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997          1996         1998        1997        1996
                                               -----------  -----------  ------------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   279,855  $   228,820  $    315,571  $  114,701  $  112,464  $  112,649
  Mortality and expense risk fees............     (212,580)    (156,372)     (167,515)    (18,390)    (17,177)    (17,338)
                                               -----------  -----------  ------------  ----------  ----------  ----------
    Net investment income (loss).............       67,275       72,448       148,056      96,311      95,287      95,311
                                               -----------  -----------  ------------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      671,263      556,659       204,788          --          --          --
  Net realized gain (loss) from sales of
    investments..............................      928,258    1,026,548     4,187,907       8,827      (6,237)    (10,826)
                                               -----------  -----------  ------------  ----------  ----------  ----------
  Net realized gain (loss)...................    1,599,521    1,583,207     4,392,695       8,827      (6,237)    (10,826)
  Net unrealized gain (loss).................    4,157,317    2,946,018    (1,586,677)     24,441      25,622     (37,905)
                                               -----------  -----------  ------------  ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................    5,756,838    4,529,225     2,806,018      33,268      19,385     (48,731)
                                               -----------  -----------  ------------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    5,824,113    4,601,673     2,954,074     129,579     114,672      46,580
                                               -----------  -----------  ------------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    2,058,578    1,915,757     1,682,234     375,767     682,542     842,750
  Terminations...............................     (861,456)    (505,716)     (413,060)    (84,678)    (79,493)   (101,929)
  Insurance and other charges................     (932,334)    (788,505)     (673,588)   (280,376)   (362,563)   (420,415)
  Transfers between sub-accounts (including
    fixed account), net......................    1,714,844    1,591,851       243,017     316,247    (229,565)   (507,356)
  Other transfers from (to) the General
    Account..................................     (597,313)    (352,185)     (309,053)      7,092     (16,829)    (32,388)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --   (11,394,141)         --          --          --
                                               -----------  -----------  ------------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................    1,382,319    1,861,202   (10,864,591)    334,052      (5,908)   (219,338)
                                               -----------  -----------  ------------  ----------  ----------  ----------

  Net increase (decrease) in net assets......    7,206,432    6,462,875    (7,910,517)    463,631     108,764    (172,758)

NET ASSETS:
  Beginning of year..........................   20,572,757   14,109,882    22,020,399   1,992,410   1,883,646   2,056,404
                                               -----------  -----------  ------------  ----------  ----------  ----------
  End of year................................  $27,779,189  $20,572,757  $ 14,109,882  $2,456,041  $1,992,410  $1,883,646
                                               -----------  -----------  ------------  ----------  ----------  ----------
                                               -----------  -----------  ------------  ----------  ----------  ----------

                                                     SELECT AGGRESSIVE GROWTH
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $        --  $        --  $        --
  Mortality and expense risk fees............     (216,937)    (187,689)    (149,550)
                                               -----------  -----------  -----------
    Net investment income (loss).............     (216,937)    (187,689)    (149,550)
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --    1,862,473    1,307,228
  Net realized gain (loss) from sales of
    investments..............................      558,112      661,702    1,036,112
                                               -----------  -----------  -----------
  Net realized gain (loss)...................      558,112    2,524,175    2,343,340
  Net unrealized gain (loss).................    2,101,188    1,162,100      385,516
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................    2,659,300    3,686,275    2,728,856
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................    2,442,363    3,498,586    2,579,306
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    2,607,615    2,824,854    3,003,875
  Terminations...............................     (689,211)    (723,396)    (515,815)
  Insurance and other charges................   (1,074,665)  (1,019,076)    (953,249)
  Transfers between sub-accounts (including
    fixed account), net......................       31,179      949,658      458,917
  Other transfers from (to) the General
    Account..................................     (600,291)    (560,210)    (366,178)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................      274,627    1,471,830    1,627,550
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    2,716,990    4,970,416    4,206,856
NET ASSETS:
  Beginning of year..........................   23,558,282   18,587,866   14,381,010
                                               -----------  -----------  -----------
  End of year................................  $26,275,272  $23,558,282  $18,587,866
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                          SELECT GROWTH                    SELECT GROWTH AND INCOME
                                               ------------------------------------  ------------------------------------
                                                     YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996        1998         1997         1996
                                               -----------  -----------  ----------  -----------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    11,966  $    37,821  $   23,659  $   149,234  $   130,921  $  105,544
  Mortality and expense risk fees............     (135,427)     (96,204)    (63,265)    (107,852)     (90,003)    (66,237)
                                               -----------  -----------  ----------  -----------  -----------  ----------
    Net investment income (loss).............     (123,461)     (58,383)    (39,606)      41,382       40,918      39,307
                                               -----------  -----------  ----------  -----------  -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      156,530      677,736   1,131,336       43,671      964,158     607,726
  Net realized gain (loss) from sales of
    investments..............................      761,567      227,315     444,292      258,827      251,158     195,278
                                               -----------  -----------  ----------  -----------  -----------  ----------
  Net realized gain (loss)...................      918,097      905,051   1,575,628      302,498    1,215,316     803,004
  Net unrealized gain (loss).................    3,831,083    2,154,291    (203,667)   1,392,298      660,971     506,567
                                               -----------  -----------  ----------  -----------  -----------  ----------
    Net realized and unrealized gain
      (loss).................................    4,749,180    3,059,342   1,371,961    1,694,796    1,876,287   1,309,571
                                               -----------  -----------  ----------  -----------  -----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    4,625,719    3,000,959   1,332,355    1,736,178    1,917,205   1,348,878
                                               -----------  -----------  ----------  -----------  -----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    1,467,578    1,393,879   1,147,398    1,040,338    1,121,777   1,132,705
  Terminations...............................     (630,548)    (295,316)   (206,706)    (385,194)    (367,783)   (149,501)
  Insurance and other charges................     (682,754)    (547,579)   (433,757)    (550,617)    (533,886)   (466,572)
  Transfers between sub-accounts (including
    fixed account), net......................      588,417    1,941,512     190,880      461,016      942,381     228,622
  Other transfers from (to) the General
    Account..................................     (310,985)    (408,088)   (204,886)    (296,635)    (335,044)   (163,900)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --          --           --           --          --
                                               -----------  -----------  ----------  -----------  -----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................      431,708    2,084,408     492,929      268,908      827,445     581,354
                                               -----------  -----------  ----------  -----------  -----------  ----------

  Net increase (decrease) in net assets......    5,057,427    5,085,367   1,825,284    2,005,086    2,744,650   1,930,232

NET ASSETS:
  Beginning of year..........................   13,132,732    8,047,365   6,222,081   11,166,631    8,421,981   6,491,749
                                               -----------  -----------  ----------  -----------  -----------  ----------
  End of year................................  $18,190,159  $13,132,732  $8,047,365  $13,171,717  $11,166,631  $8,421,981
                                               -----------  -----------  ----------  -----------  -----------  ----------
                                               -----------  -----------  ----------  -----------  -----------  ----------

                                                    SELECT VALUE OPPORTUNITY*
                                               -----------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996
                                               -----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    88,394  $   50,552  $   37,163
  Mortality and expense risk fees............      (86,622)    (64,824)    (39,343)
                                               -----------  ----------  ----------
    Net investment income (loss).............        1,772     (14,272)     (2,180)
                                               -----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................       35,407   1,219,528     235,932
  Net realized gain (loss) from sales of
    investments..............................      177,640     414,908     216,241
                                               -----------  ----------  ----------
  Net realized gain (loss)...................      213,047   1,634,436     452,173
  Net unrealized gain (loss).................      154,495     (31,480)    612,764
                                               -----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................      367,542   1,602,956   1,064,937
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................      369,314   1,588,684   1,062,757
                                               -----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................    1,008,376     987,196     738,397
  Terminations...............................     (367,166)   (170,070)   (141,088)
  Insurance and other charges................     (368,767)   (311,192)   (217,947)
  Transfers between sub-accounts (including
    fixed account), net......................      892,181   1,882,742     285,757
  Other transfers from (to) the General
    Account..................................     (243,673)   (128,761)    (69,810)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --          --
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................      920,951   2,259,915     595,309
                                               -----------  ----------  ----------
  Net increase (decrease) in net assets......    1,290,265   3,848,599   1,658,066
NET ASSETS:
  Beginning of year..........................    9,218,742   5,370,143   3,712,077
                                               -----------  ----------  ----------
  End of year................................  $10,509,007  $9,218,742  $5,370,143
                                               -----------  ----------  ----------
                                               -----------  ----------  ----------

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                                 VEL II ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                   SELECT INTERNATIONAL EQUITY         SELECT CAPITAL APPRECIATION
                                               -----------------------------------  ----------------------------------
                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998         1997        1996        1998        1997        1996
                                               -----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   136,845  $  211,007  $  111,801  $       --  $       --  $       --
  Mortality and expense risk fees............      (87,240)    (71,279)    (34,090)    (43,664)    (38,200)    (24,307)
                                               -----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss).............       49,605     139,728      77,711     (43,664)    (38,200)    (24,307)
                                               -----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --     292,738      13,112     841,830          --       9,311
  Net realized gain (loss) from sales of
    investments..............................      874,923     163,180      99,532     133,074      60,995      29,698
                                               -----------  ----------  ----------  ----------  ----------  ----------
  Net realized gain (loss)...................      874,923     455,918     112,644     974,904      60,995      39,009
  Net unrealized gain (loss).................      529,575    (332,962)    624,842    (290,988)    560,718      42,479
                                               -----------  ----------  ----------  ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................    1,404,498     122,956     737,486     683,916     621,713      81,488
                                               -----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    1,454,103     262,684     815,197     640,252     583,513      57,181
                                               -----------  ----------  ----------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................    1,037,331   1,200,360     827,029     635,828     778,775     721,364
  Terminations...............................     (288,800)   (265,082)    (75,751)   (188,223)   (428,702)    (55,631)
  Insurance and other charges................     (372,166)   (327,495)   (195,077)   (231,521)   (214,729)   (142,168)
  Transfers between sub-accounts (including
    fixed account), net......................     (450,756)  2,615,190   2,490,390     (72,244)    318,469   2,115,663
  Other transfers from (to) the General
    Account..................................     (189,971)   (185,377)     (6,671)   (138,648)    (82,687)    (20,284)
  Net increase (decrease) in investment by
    Sponsor..................................           --          --        (133)         --          --        (295)
                                               -----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................     (264,362)  3,037,596   3,039,787       5,192     371,126   2,618,649
                                               -----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......    1,189,741   3,300,280   3,854,984     645,444     954,639   2,675,830

NET ASSETS:
  Beginning of year..........................    9,303,861   6,003,581   2,148,597   4,917,638   3,962,999   1,287,169
                                               -----------  ----------  ----------  ----------  ----------  ----------
  End of year................................  $10,493,602  $9,303,861  $6,003,581  $5,563,082  $4,917,638  $3,962,999
                                               -----------  ----------  ----------  ----------  ----------  ----------
                                               -----------  ----------  ----------  ----------  ----------  ----------

                                                      SELECT                  SELECT
                                                 EMERGING MARKETS        STRATEGIC GROWTH
                                               ---------------------   ---------------------

                                                    PERIOD FROM             PERIOD FROM
                                               5/27/98** TO 12/31/98   5/27/98** TO 12/31/98
                                               ---------------------   ---------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................        $    285                $    299
  Mortality and expense risk fees............            (312)                   (190)
                                                     --------                --------
    Net investment income (loss).............             (27)                    109
                                                     --------                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................              --                      --
  Net realized gain (loss) from sales of
    investments..............................          (1,796)                   (336)
                                                     --------                --------
  Net realized gain (loss)...................          (1,796)                   (336)
  Net unrealized gain (loss).................          (2,187)                  2,726
                                                     --------                --------
    Net realized and unrealized gain
      (loss).................................          (3,983)                  2,390
                                                     --------                --------
  Net increase (decrease) in net assets from
    operations...............................          (4,010)                  2,499
                                                     --------                --------
POLICY TRANSACTIONS:
  Net premiums...............................          23,805                  19,993
  Terminations...............................            (694)                     --
  Insurance and other charges................          (1,168)                 (1,019)
  Transfers between sub-accounts (including
    fixed account), net......................         141,521                 105,849
  Other transfers from (to) the General
    Account..................................             595                    (529)
  Net increase (decrease) in investment by
    Sponsor..................................              --                      --
                                                     --------                --------
  Net increase (decrease) in net assets from
    policy transactions......................         164,059                 124,294
                                                     --------                --------
  Net increase (decrease) in net assets......         160,049                 126,793
NET ASSETS:
  Beginning of year..........................              --                      --
                                                     --------                --------
  End of year................................        $160,049                $126,793
                                                     --------                --------
                                                     --------                --------

** Date of intital investment.

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                   FIDELITY VIP MONEY MARKET             FIDELITY VIP HIGH INCOME
                                               ----------------------------------  -------------------------------------
                                                    YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996        1998         1997         1996
                                               ----------  ----------  ----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  111,669  $  134,142  $  120,292  $   877,703  $   767,218  $   730,331
  Mortality and expense risk fees............     (18,853)    (22,756)    (20,908)    (110,615)    (101,942)     (90,412)
                                               ----------  ----------  ----------  -----------  -----------  -----------
    Net investment income (loss).............      92,816     111,386      99,384      767,088      665,276      639,919
                                               ----------  ----------  ----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................          --          --          --      557,707       94,825      142,891
  Net realized gain (loss) from sales of
    investments..............................          --          --          --       43,329      507,660      403,489
                                               ----------  ----------  ----------  -----------  -----------  -----------
  Net realized gain (loss)...................          --          --          --      601,036      602,485      546,380
  Net unrealized gain (loss).................          --          --          --   (2,008,208)     492,547       49,497
                                               ----------  ----------  ----------  -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................          --          --          --   (1,407,172)   1,095,032      595,877
                                               ----------  ----------  ----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................      92,816     111,386      99,384     (640,084)   1,760,308    1,235,796
                                               ----------  ----------  ----------  -----------  -----------  -----------

POLICY TRANSACTIONS:
  Net premiums...............................     394,323     557,101     549,667    1,182,612    1,284,342    1,503,725
  Terminations...............................    (145,072)   (108,207)    (95,420)    (577,032)    (500,117)    (444,581)
  Insurance and other charges................    (384,110)   (405,493)   (455,285)    (635,010)    (632,676)    (619,226)
  Transfers between sub-accounts (including
    fixed account), net......................     (39,241)     33,400    (368,420)     411,921     (165,108)      84,725
  Other transfers from (to) the General
    Account..................................     (23,970)   (537,869)     23,987     (282,159)    (235,669)    (216,722)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --          --           --           --           --
                                               ----------  ----------  ----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................    (198,070)   (461,068)   (345,471)     100,332     (249,228)     307,921
                                               ----------  ----------  ----------  -----------  -----------  -----------

  Net increase (decrease) in net assets......    (105,254)   (349,682)   (246,087)    (539,752)   1,511,080    1,543,717

NET ASSETS:
  Beginning of year..........................   2,119,922   2,469,604   2,715,691   12,322,252   10,811,172    9,267,455
                                               ----------  ----------  ----------  -----------  -----------  -----------
  End of year................................  $2,014,668  $2,119,922  $2,469,604  $11,782,500  $12,322,252  $10,811,172
                                               ----------  ----------  ----------  -----------  -----------  -----------
                                               ----------  ----------  ----------  -----------  -----------  -----------

                                                    FIDELITY VIP EQUITY-INCOME
                                               -------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996
                                               -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   969,313  $   981,785  $    80,368
  Mortality and expense risk fees............     (634,422)    (566,813)    (486,502)
                                               -----------  -----------  -----------
    Net investment income (loss).............      334,891      414,972     (406,134)
                                               -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    3,449,614    4,936,197    2,303,888
  Net realized gain (loss) from sales of
    investments..............................    2,222,211    2,055,889    1,285,708
                                               -----------  -----------  -----------
  Net realized gain (loss)...................    5,671,825    6,992,086    3,589,596
  Net unrealized gain (loss).................    1,147,695    7,687,046    3,673,472
                                               -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................    6,819,520   14,679,132    7,263,068
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    operations...............................    7,154,411   15,094,104    6,856,934
                                               -----------  -----------  -----------
POLICY TRANSACTIONS:
  Net premiums...............................    5,293,196    5,586,301    6,476,408
  Terminations...............................   (3,233,988)  (2,575,123)  (1,997,718)
  Insurance and other charges................   (3,011,969)  (2,989,132)  (2,976,059)
  Transfers between sub-accounts (including
    fixed account), net......................     (700,825)  (1,774,181)  (1,121,278)
  Other transfers from (to) the General
    Account..................................   (1,302,733)  (1,791,193)  (1,329,474)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................   (2,956,319)  (3,543,328)    (948,121)
                                               -----------  -----------  -----------
  Net increase (decrease) in net assets......    4,198,092   11,550,776    5,908,813
NET ASSETS:
  Beginning of year..........................   69,120,551   57,569,775   51,660,962
                                               -----------  -----------  -----------
  End of year................................  $73,318,643  $69,120,551  $57,569,775
                                               -----------  -----------  -----------
                                               -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        FIDELITY VIP GROWTH                   FIDELITY VIP OVERSEAS
                                               -------------------------------------  -------------------------------------
                                                      YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                  1998         1997         1996         1998         1997         1996
                                               -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   339,647  $   396,280  $   132,932  $   353,234  $   314,599  $   212,526
  Mortality and expense risk fees............     (657,366)    (565,772)    (509,772)    (168,825)    (164,466)    (167,042)
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net investment income (loss).............     (317,719)    (169,492)    (376,840)     184,409      150,133       45,484
                                               -----------  -----------  -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................    8,884,448    1,773,823    3,641,885    1,041,112    1,248,863      233,778
  Net realized gain (loss) from sales of
    investments..............................    3,173,606    2,849,100    1,452,352      514,428      963,884      749,908
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net realized gain (loss)...................   12,058,054    4,622,923    5,094,237    1,555,540    2,212,747      983,686
  Net unrealized gain (loss).................   12,643,345    8,211,480    2,500,114      347,082     (508,913)   1,102,752
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and unrealized gain
      (loss).................................   24,701,399   12,834,403    7,594,351    1,902,622    1,703,834    2,086,438
                                               -----------  -----------  -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................   24,383,680   12,664,911    7,217,511    2,087,031    1,853,967    2,131,922
                                               -----------  -----------  -----------  -----------  -----------  -----------

POLICY TRANSACTIONS:
  Net premiums...............................    5,413,891    6,162,215    7,257,203    1,696,787    1,968,560    2,712,879
  Terminations...............................   (3,106,874)  (2,882,175)  (2,245,667)    (755,513)    (739,857)    (723,134)
  Insurance and other charges................   (3,165,773)  (3,039,823)  (3,133,722)    (853,111)    (925,180)  (1,037,271)
  Transfers between sub-accounts (including
    fixed account), net......................   (2,809,723)  (3,702,800)    (830,760)    (709,531)  (2,172,320)  (2,578,034)
  Other transfers from (to) the General
    Account..................................   (1,974,673)  (1,803,002)  (1,332,914)    (472,305)    (426,928)    (369,452)
  Net increase (decrease) in investment by
    Sponsor..................................           --           --           --           --           --           --
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
    policy transactions......................   (5,643,152)  (5,265,585)    (285,860)  (1,093,673)  (2,295,725)  (1,995,012)
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets......   18,740,528    7,399,326    6,931,651      993,358     (441,758)     136,910

NET ASSETS:
  Beginning of year..........................   66,740,311   59,340,985   52,409,334   17,967,615   18,409,373   18,272,463
                                               -----------  -----------  -----------  -----------  -----------  -----------
  End of year................................  $85,480,839  $66,740,311  $59,340,985  $18,960,973  $17,967,615  $18,409,373
                                               -----------  -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------  -----------

                                                 FIDELITY VIP II ASSET MANAGER
                                               ----------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996
                                               ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   57,697  $   44,294  $   44,029
  Mortality and expense risk fees............     (16,696)    (13,409)    (11,226)
                                               ----------  ----------  ----------
    Net investment income (loss).............      41,001      30,885      32,803
                                               ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     173,091     111,110      36,304
  Net realized gain (loss) from sales of
    investments..............................      29,441      24,571      48,794
                                               ----------  ----------  ----------
  Net realized gain (loss)...................     202,532     135,681      85,098
  Net unrealized gain (loss).................      19,552     110,859      41,554
                                               ----------  ----------  ----------
    Net realized and unrealized gain
      (loss).................................     222,084     246,540     126,652
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets from
    operations...............................     263,085     277,425     159,455
                                               ----------  ----------  ----------
POLICY TRANSACTIONS:
  Net premiums...............................     193,174     155,375     192,790
  Terminations...............................     (81,610)    (34,787)    (42,364)
  Insurance and other charges................     (79,580)    (70,273)    (61,894)
  Transfers between sub-accounts (including
    fixed account), net......................     177,963     154,902    (193,607)
  Other transfers from (to) the General
    Account..................................     (18,995)    (31,718)    (21,809)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --        (130)
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................     190,952     173,499    (127,014)
                                               ----------  ----------  ----------
  Net increase (decrease) in net assets......     454,037     450,924      32,441
NET ASSETS:
  Beginning of year..........................   1,736,609   1,285,685   1,253,244
                                               ----------  ----------  ----------
  End of year................................  $2,190,646  $1,736,609  $1,285,685
                                               ----------  ----------  ----------
                                               ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                               T. ROWE PRICE INTERNATIONAL STOCK       DGPF INTERNATIONAL EQUITY
                                               ----------------------------------  ----------------------------------
                                                    YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                  1998        1997        1996        1998        1997        1996
                                               ----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   41,865  $   30,749  $   20,250  $  224,118  $  175,825  $  119,918
  Mortality and expense risk fees............     (31,640)    (26,527)    (11,039)    (53,965)    (49,946)    (36,315)
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss).............      10,225       4,222       9,211     170,153     125,879      83,603
                                               ----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      14,776      43,561      11,344          --          --      32,264
  Net realized gain (loss) from sales of
    investments..............................      65,296     164,337      34,883     182,396     276,622     113,363
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net realized gain (loss)...................      80,072     207,898      46,227     182,396     276,622     145,627
  Net unrealized gain (loss).................     395,039    (172,676)    103,877     196,193    (127,979)    490,548
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net realized and unrealized gain
     (loss)..................................     475,111      35,222     150,104     378,589     148,643     636,175
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................     485,336      39,444     159,315     548,742     274,522     719,778
                                               ----------  ----------  ----------  ----------  ----------  ----------

POLICY TRANSACTIONS:
  Net premiums...............................     315,417     393,703     262,590     606,163     777,360     717,027
  Terminations...............................    (111,303)   (121,194)    (39,469)   (169,917)   (257,744)   (164,140)
  Insurance and other charges................    (130,417)   (127,737)    (60,482)   (269,251)   (283,121)   (238,054)
  Transfers between sub-accounts (including
    fixed account), net......................    (166,098)  1,108,521   1,290,855    (371,589)    659,562     208,043
  Other transfers from (to) the General
    Account..................................     (95,539)    (23,046)    (65,912)    (83,301)    (70,903)    (27,684)
  Net increase (decrease) in investment by
    Sponsor..................................          --          --          --          --          --          --
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    policy transactions......................    (187,940)  1,230,247   1,387,582    (287,895)    825,154     495,192
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......     297,396   1,269,691   1,546,897     260,847   1,099,676   1,214,970

NET ASSETS:
  Beginning of year..........................   3,346,147   2,076,456     529,559   5,869,679   4,770,003   3,555,033
                                               ----------  ----------  ----------  ----------  ----------  ----------
  End of year................................  $3,643,543  $3,346,147  $2,076,456  $6,130,526  $5,869,679  $4,770,003
                                               ----------  ----------  ----------  ----------  ----------  ----------
                                               ----------  ----------  ----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                                  VEL ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account (VEL) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on April 2, 1987 for the purpose of separating from the general assets of the Company, those assets used to fund the variable portion of certain flexible premium variable life policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL are clearly identified and distinguished from the other assets and liabilities of the Company. VEL cannot be charged with liabilities arising out of any other business of the Company.

    VEL is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL currently offers twenty-one Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS)(successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

    Effective January 9, 1998, Small-Mid Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL. Therefore, no provision for income taxes has been charged against VEL.

                                  VEL ACCOUNT

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          -----------------------------------
                                                                    NET ASSET
                                           NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES        COST      PER SHARE
----------------------------------------  -----------  -----------  ---------
Growth..................................  19,949,932   $42,093,010    $2.825
Investment Grade Income.................   8,634,959     9,457,978     1.132
Money Market............................   8,833,264     8,833,264     1.000
Equity Index............................   8,151,170    15,730,219     3.408
Government Bond.........................   2,299,664     2,436,190     1.068
Select Aggressive Growth................  10,681,005    19,070,541     2.460
Select Growth...........................   7,491,828    11,247,160     2.428
Select Growth and Income................   7,404,001     9,640,803     1.779
Select Value Opportunity*...............   6,236,800     9,485,118     1.685
Select International Equity.............   6,805,190     9,504,817     1.542
Select Capital Appreciation.............   3,392,123     5,144,819     1.640
Select Emerging Markets.................     204,145       162,236     0.784
Select Strategic Growth.................     130,311       124,067     0.973
Fidelity VIP Money Market...............   2,014,668     2,014,668     1.000
Fidelity VIP High Income................   1,021,900    12,013,633    11.530
Fidelity VIP Equity-Income..............   2,884,290    45,215,772    25.420
Fidelity VIP Growth.....................   1,905,077    42,961,870    44.870
Fidelity VIP Overseas...................     945,685    14,886,344    20.050
Fidelity VIP II Asset Manager...........     120,630     1,886,013    18.160
T. Rowe Price International Stock.......     250,933     3,301,394    14.520
DGPF International Equity...............     371,998     5,199,671    16.480

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider, and a monthly administrative charge. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge on the VEL '87 and VEL '91 series of policies of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks; on the VEL Plus series of policies funded by the VEL Account, the charge is 0.65% per annum. This charge may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted in the daily computation of unit values and is paid to the Company on a daily basis.

                                  VEL ACCOUNT

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VEL, and does not receive any compensation for sales of VEL policies. Commissions are paid to registered representatives of Allmerica Investments and certain registered broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998, 1997, and 1996, the Company received $1,218,311, $892,028, and $1,397,146, respectively, for surrender charges applicable to VEL.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL satisfies the current requirements of the regulations, and it intends that VEL will continue to meet such requirements.

                                  VEL ACCOUNT

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES      SALES
-------------------------------------------------------  -----------  -----------
Growth.................................................  $ 2,274,688  $ 4,873,855
Investment Grade Income................................    1,913,946    1,574,126
Money Market...........................................   14,676,436   13,163,610
Equity Index...........................................    4,412,976    2,292,119
Government Bond........................................    1,118,310      687,947
Select Aggressive Growth...............................    2,238,741    2,181,051
Select Growth..........................................    2,860,899    2,396,122
Select Growth and Income...............................    1,468,864    1,114,903
Select Value Opportunity*..............................    2,704,963    1,746,833
Select International Equity............................   10,261,259   10,476,016
Select Capital Appreciation............................    1,680,690      877,332
Select Emerging Markets................................      176,884       12,852
Select Strategic Growth................................      129,804        5,401
Fidelity VIP Money Market..............................    2,932,261    3,037,515
Fidelity VIP High Income...............................    3,899,882    2,474,755
Fidelity VIP Equity-Income.............................    7,055,908    6,227,722
Fidelity VIP Growth....................................   10,711,790    7,788,213
Fidelity VIP Overseas..................................    2,568,401    2,436,553
Fidelity VIP II Asset Manager..........................      719,365      314,321
T. Rowe Price International Stock......................      868,975    1,031,914
DGPF International Equity..............................    1,474,413    1,592,155
                                                         -----------  -----------
  Totals...............................................  $76,149,455  $66,305,315
                                                         -----------  -----------
                                                         -----------  -----------

* Name changed. See Note 1.